                                                                   EXHIBIT 10(b)



                           GENERAL MOTORS CORPORATION



                       GENERAL MOTORS RETIREMENT PROGRAM
                             FOR SALARIED EMPLOYES





                     (AS AMENDED EFFECTIVE OCTOBER 1, 1990
                    WITH MODIFICATIONS THROUGH APRIL 1, 1991)

                               TABLE OF CONTENTS


                                                                        PAGE NO.
Index to Program                                                           (ii)

Eligibility for Retirement                                                   2


Part A -- Non-Contributory Benefits                                          5

         Article I -   Benefit Amounts                                       5

         Article II -  Credited Service (Applicable to Benefits Under
                       Part A and Supplementary Benefits Under Part B)      41

         Article III - Retention of Deferred Retirement
                       Benefit if Separated                                 56


Part B -- Contributory Benefits                                             59

         Article I -   Provisions Relating to Primary Benefits
                       and Supplementary Benefits                           59

         Article II -  Provisions Relating Specifically to
                       Primary Benefits                                     77

         Article III - Provisions Relating Specifically to
                       Supplementary Benefits                               83


General Provisions                                                          85


Appendix A - Designated Foundry Jobs                                       147


Appendix B - Designated Asbestos Jobs                                      151


Appendix C - Benefit Rates and Formula for
             GM Salaried Employes in Puerto Rico                           152







                                      (i)

                                    INDEX TO
            GENERAL MOTORS RETIREMENT PROGRAM FOR SALARIED EMPLOYES


                                                                      PAGE NO.


Eligibility for Retirement                                                 2-4

                      PART A -- NON-CONTRIBUTORY BENEFITS

Basic Benefit, Applicable to:
         Benefits Commencing Prior to October 1, 1990                    33-40
         Deferred Retirement                                             56-58
         Early Retirement                                                 7-10
         Normal Retirement                                                5, 6
         Total and Permanent Disability Retirement                          10

Basic Benefit Amounts                                                        5

Benefit Class Codes                                                          6

Credited Service:
         Asbestos Service                                              55, 151
         Compensable Disability Leave                                       51
         Duplication                                                        51
         ERISA Service                                                   52-55
         Flexible Service                                               46, 86
         Foreign Service                                                50, 51
         Foundry Service                                           52, 147-150
         General                                                        41, 42
         Hourly Service                                                     50
         Layoff                                                         44, 45
         Length of Service                                                  46
         Loss of                                                        47, 48
         Military Leave                                                     43
         Noncompensable Disability Leave                                    44
         Prior to October 1, 1950                                           42
         Reinstatement                                                  48, 49
         Subsequent to October 1, 1950                                   43-46
         Temporary Employment                                           51, 86

Deferred Retirement:
         Benefits, Determination of                                      56-57
         Effective Date                                                     58
         Eligibility                                                        56
         Minimum Vesting Standards -- ERISA                              52-55

Pre-Retirement Survivor Coverage -- REA:
         Benefits, Determination of                                      20-22
         Duration                                                           20
         Effective Date                                                     21
         Eligibility                                                    20, 22
         Spousal Consent                                                    21



                                      (ii)

                                                                        PAGE NO.

Qualified Domestic Relations Order                                6, 12, 14, 19,
                                                                 21, 24, 58, 100

Reemployment                                                      48, 65, 94, 95

         Retirement, Automatic for Bona Fide Executive:
         Benefits, Determination of                                        5, 10
         Benefits, Payment of                                              93-98
         Eligibility                                                           2

Retirement, Early:
         Benefits, Determination of                                         7-10
         Benefits, Payment of                                              93-98
         Benefits, Redetermination of Basic                                    8
         Discharge For Cause                                              10, 26
         Eligibility                                                           3
         Reductions for Age                                                  7-9

Retirement, Normal:
         Benefits, Determination of                                            5
         Benefits, Payment of                                              93-98
         Eligibility                                                           3

Retirement, Total and Permanent Disability:
         Benefits, Determination of                                       10, 11
         Benefits, Payment of                                              93-98
         Disability, Determination of                                         11
         Eligibility                                                           4
         Recovery From                                                    12, 48

Special Benefit                                                           31, 32

Supplement, Age-Service                                                       40

Supplement, Early Retirement:
         Benefits, Determination of                                        26-30
         Earnings Limitation                                              29, 30
         Eligibility                                                          26
         Limitation of 70% of Final Pay                                       30
         Payment of                                                        93-98
         Penalty Against                                                      29
         Recovery if Overpaid                                                 30
         Redetermined if Commenced Prior to October 1, 1990                   37



                                     (iii)


                                                                        PAGE NO.
Supplement, Interim:
         Benefits, Determination of                                      28-33
         Earnings Limitation                                            29, 30
         Eligibility                                                    27, 28
         Employes Retired Prior to October 1, 1990                          38
         Limitation of 70% of Final Pay                                     30
         Payment of                                                      93-98
         Penalty Against                                                    29
         Recovery if Overpaid                                               30

Supplement, Lifetime                                                        40

Surviving Spouse Benefits (Post-Retirement):
         After Employe's Retirement                                      12-19
         Automatic Election                                             12, 13
         Cancellation Because of Death or Divorce                       12, 13
         Effective Date                                                     13
         Election to Receive Full Amount of Future Increases                39
         Joint and Survivor for Disability -- ERISA                      16-19
         Joint and Survivor Option                                       23-26
         Reduction of Basic Benefit                                         14
         Special Survivor Option                                        38, 39
         Spousal Consent                                                    17
         Upon Marriage or Remarriage                                    39, 40

Surviving Spouse Benefits (Pre-Retirement):
         Before Employe's Retirement                                 15, 20-22
         Cancellation Because of Divorce                                    21
         Effective Date                                                 14, 21
         Reduction of Basic Benefit                                     14, 22
         Spousal Consent                                                    21

Temporary Benefits Applicable to:
         Benefits Commencing Prior to October 1, 1990                   35, 36
         Benefits Commencing On or After October 1, 1990                10, 11

Treatment of Certain Employes Under Limited Early Retirement
         and Prior Program Provisions                                  112-114

Vesting (See "Deferred Retirement")

Widow's Benefits (See "Surviving Spouse Benefits")


                                      (iv)

                        PART B -- CONTRIBUTORY BENEFITS

                                                                       PAGE NO.
Contributions:
         Amount of Employe Contributions                                     66
         Annuities                                                     103, 105
         Corporation Contributions                                     101, 102
         During Temporary Absence                                        79, 80
         Employes in Puerto Rico                                            109
         Interest Credits                                                    81
         Limitation on Years of Employe Contributions                        66
         Retirement Under Hourly-Rate Pension Plan                           82
         Separation From Service Prior to Age 60                         77, 78
         While on Layoff                                                 79, 80
         Withdrawal of Contributions                                     66, 67

Credited Service                                                         59, 60

Death Benefits:
         Death of Employe At or After Retirement                         73, 74
         Death of Employe Prior to Retirement                                73

Deferred Retirement:
         Eligibility                                                     56, 83
         If Reemployed                                                       49
         Minimum Vesting Standards -- ERISA                               52-55
         Retention of Primary Benefits if Separated                          77
         Retention of Supplementary Benefits if Separated                    83

Optional Forms of Retirement Benefits:
         Joint and Survivor Option                                           68
         Surviving Spouse Coverage                                        68-72

Primary Benefits:
         Benefits Commencing Prior to October 1, 1990                     74-76
         Benefits, Determination of                                          61
         Benefits, Payment of                                             93-98
         Continuous Service                                              90, 91
         Contributions                                                   66, 67
         Eligibility                                                         59
         Retirement Under Electronic Data Systems (EDS)
           Pension Plan                                             83, 126-129
         Retirement Under Hourly-Rate Pension Plan                           82
         Separation From Service Prior to Age 60                         77, 78

Qualified Domestic Relations Order                               71, 73 74, 100

                                      (v)

                                                                        PAGE NO.

Retirement, Automatic for Bona Fide Executive:
         Benefits, Determination of                                           61
         Benefits, Payment of                                              93-98
         Eligibility                                                           2

Retirement, Early:
         Benefits, Determination of                                        62-64
         Benefits, Payment of                                              93-98
         Eligibility                                                           3
         Reductions for Age                                                62-64

Retirement, Normal:
         Benefits, Determination of                                           61
         Benefits, Payment of                                              93-98
         Eligibility                                                           3

Retirement, Total and Permanent Disability:
         Benefits, Determination of                                           64
         Benefits, Payment of                                              93-98
         Disability, Determination of                                         11
         Eligibility                                                           4

Supplementary Benefits:
         Benefits Commencing Prior to October 1, 1990                      74-76
         Benefits, Determination of                                           62
         Benefits, Payment of                                              93-98
         Eligibility                                                       59-61
         Retirement Under Electronic Data Systems (EDS)
           Pension Plan                                              84, 126-129
         Retirement Under Hourly-Rate Pension Plan                            84

Surviving Spouse Benefits:
         Before Employe's Retirement                                       69-72
         Benefits, Determination of                                           69
         Cancellation Because of Death or Divorce                         70, 71
         Duration of Option                                               71, 72
         Effective Date                                                       71
         General Provisions                                                   70
         Optional Forms of Benefits                                       67, 68

Treatment of Certain Employes Under Limited Early Retirement
         and Prior Program Provisions                                    112-114

Vesting (See "Deferred Retirement")

Widow's Benefits (See "Surviving Spouse Benefits")

                                     (vi)

                               GENERAL PROVISIONS

                       (APPLICABLE TO PART A AND PART B)

                                                                       PAGE NO.

AC Rochester Products Division, Treatment of Certain Employes of        123, 124

Actuarial Value, Definition of                                                92

Amendment, Provision for                                                     104

Annual Earnings Base                                                         111

Annual Limitation (Internal Revenue Code 415)                            134-139

Appeal Procedure for Denied Claims                                           133

Assignments and Loans                                                    99, 100

Average Monthly Base Salary, Definition of                                88, 89

Base Salary, Definition of                                                    88

Commission Employes                                                 85, 110, 111

Continuous Service, Definition of                                         90, 91

Corporation Contributions                                               101, 102

Definitions, Program                                                       85-92

Delco Electronics Division, Treatment of Certain Employes of                 117

Detroit Diesel Allison Division, Treatment of Certain Employes of       122, 123

Electronic Data Systems (EDS), Treatment of Certain Employes of          126-130

Employes, Definition of                                                    85-87

Federal Income Tax Withholding                                               100

Federal Social Security Benefit, Definition of                            91, 92

Foreign Service, U.S. Employes In                                             85

Funding Requirements -- ERISA                                                102

Gender, Definition of                                                         92

General Motors Institute, Treatment of Certain Employes of              116, 117

GM Balance Engineering Operation, Treatment of Certain Employes of      118, 119

GM Building Division/New York, Treatment of Certain Employes of         115, 116

                                     (vii)

                                                                        PAGE NO.


GM Fanuc Robotics Corporation, Treatment of Certain Employes of             118

GM Industrial Cleaning Technology Center,
  Treatment of Certain Employes of                                          120

Government Employment, Treatment of Employes Returning From            131, 132

Health Care Coverages                                                       100

Hughes Aircraft, Treatment of Certain Employes of                           130

Hydra-Matic Division (Muncie Plant), Treatment of Certain Employes of       125

Income Protection Plan                                                       96

Life Insurance                                                              100

Marketing Educational Services Activity, Treatment of
  Certain Employes of                                                       121

Named Fiduciary -- ERISA                                                    133

Normal Retirement Age, Definition of                                         92

Overpayments, Repayment of                                                  100

Plan Administrator                                                          133

President's Executive Interchange Program                                   131

Program, Termination of                                                 104-107

Retirement Payments:
         Conversion of Deferred Vested Benefits to Lump Sum              97, 98
         Employment Beyond Age 70-1/2                                    96, 97
         Reemployment by Corporation                                     94, 95
         To Persons Other Than Retirees                                  96, 99

Saginaw Division's Actuator Products Group,
         Treatment of Certain Employes of                                   119

Salaried Employes Transferred to Hourly Rolls                               132

Separate Plans for Employes Who Are Employed Outside U.S                     75

State Income Tax Withholding                                                100

Terex Division, Treatment of Certain Employes of                            115

Top-Heavy Plan (Internal Revenue Code 416)                              139-145

Truck & Bus Group, Treatment of Certain Employes of                    120, 121

Workers Compensation, Deductions for Receipt of                              99

                                     (viii)

                       GENERAL MOTORS RETIREMENT PROGRAM
                             FOR SALARIED EMPLOYES

The General Motors Retirement Program for Salaried Employes provides non-contributory benefits, as described in Part A, which are applicable to all salaried employes. The Program also provides benefits, as described in Part B, which are available to employes who contribute under the Program while eligible. Provisions applicable to both Part A and Part B, including certain defined terms used throughout the Program, are included in the General Provisions which immediately follow Part B.

Except as expressly provided in Sections 7, 8 and 9 of Article I of Part A,
Section 7 of Article I of Part B, and Sections 2 and 7 of General Provisions, the provisions set forth in this Program are applicable only to employes who retire with benefits payable commencing on or after September 18, 1990, or who have credited service on or after October 1, 1990. Employes retired with benefits payable commencing prior to September 18, 1990 or who lost credited service prior to October 1, 1990, or eligible surviving spouses, contingent annuitants and beneficiaries of such employes, shall be entitled to the benefits, if any, under the Program as it existed immediately prior to the amendments which became effective as of September 18, 1990.

Notwithstanding the paragraph immediately above, the surviving spouse of any employe who died after September 17, 1990 and prior to October 1, 1990, who is otherwise eligible for monthly benefits under this Program, shall be considered entitled to monthly benefits pursuant to Section 5 of Article I of Part A and, if applicable, Section 5 of Article I of Part B; and any such employe shall be considered eligible for credited service under Article II of Part A.

Sect. 1

                           ELIGIBILITY FOR RETIREMENT

Any separation from service, other than by death, will be considered, for purposes of this Program, as a retirement if the separation occurs:

         (a)     (1)      at or after age 55 and prior to age 60 and the
                          employe has 10 or more years of credited service, or

                 (2) prior to age 55 and the employe has 30 or more years of credited service, and the employe's date of hire is prior to January 1, 1988,

                 except that an employe to whom this subsection (a) applies who is separated in a layoff classification will not be considered a retirement until he loses credited service,

         (b)     at age 60 or over, or

         (c) prior to age 65 because of total and permanent disability and the employe is eligible to receive total and permanent disability benefits under Part A.

SECTION 1.   AUTOMATIC RETIREMENT FOR BONA FIDE EXECUTIVE AT AGE 65

An employe shall be retired automatically on the first day of the month coinciding with or next following the employe's attaining age 65 if that employe is, for the 2-year period immediately before retirement, employed in a bona fide executive or high policy-making position and whose annual retirement benefits attributable to Corporation contributions under this Program shall equal or exceed $44,000.

Such employe may continue in service beyond automatic retirement age only upon invitation of the Corporation. This invitation requires action by the Committee of the Board of Directors having jurisdiction over the activity by which the employe is employed, or by the Board of Directors if the employe is a member of the Board of Directors. Such invitation to continue work shall not be for a period of more than one year at a time.

                                                                         Sect. 2


SECTION 2.   NORMAL RETIREMENT AT OR AFTER AGE 65

         An employe may retire at or after age 65 with one or more years of credited service.

SECTION 3.   RETIREMENT BETWEEN AGES 60 AND 65

         An employe may retire voluntarily at or after age 60 and prior to age
         65.

SECTION 4.   RETIREMENT PRIOR TO AGE 60

         (a) An employe who has 10 or more years of credited service and who is separated from service at or after age 55 and prior to age 60 for any reason other than death or total and permanent disability, shall be entitled to retirement benefits determined under the provisions of this Program which are applicable to an employe who retires voluntarily.

         (b)     An employe who (i) is hired prior to January 1, 1988,
                 (ii) has 30 or more years of credited service, and (iii) is separated from service prior to age 55 for a neason other than death or total and permanent disability, shall be entitled to retirement benefits determined under the provisions of this Program which are applicable to an employee who retires voluntarily.

Sect. 5

SECTION 5.   RETIREMENT PRIOR TO AGE 65 DUE TO TOTAL
             AND PERMANENT DISABILITY

         An employe who has 10 or more years of credited service may be retired prior to age 65 for total and permanent disability. An employe shall be deemed to be totally and permanently disabled only if (i) he is not engaged in regular employment or occupation for remuneration or profit, and (ii) on the basis of medical evidence satisfactory to the Corporation the employe is found to be wholly and permanently prevented from engaging in regular employment or occupation with the Corporation at the location where he last worked for remuneration or profit as a result of bodily injury or disease, either occupational or non-occupational in cause, but excluding disabilities resulting from service in the armed forces of any country unless the employe becomes totally and permanently disabled after he has accumulated at least 5 years of credited service following his separation from service in the armed forces.

SECTION 6.   RETIREMENT UNDER SECTION 11 OF THE GENERAL PROVISIONS

         An employe who has 10 or more years of credited service may be retired prior to age 62 under provisions set forth in Section 11 of the General Provisions of this Program.

SECTION 7.   EMPLOYES NOT IN ACTIVE SERVICE

         The absence of an employe (or former employe) from active service at the time such employe would be (or would have been) eligible to retire under the Program shall not preclude such employe's retirement without return to active service, provided that there has been no loss of credited service.

                                                                       A, Art. I


                      PART A -- NON-CONTRIBUTORY BENEFITS


                                   ARTICLE I

                                BENEFIT AMOUNTS


SECTION 1.   RETIREMENT AT OR AFTER AGE 65

          (a) Any employe who shall have attained the age of 65, shall have completed one or more years of credited service as provided in Article II of this Part A, and shall cease active service shall be entitled to receive a retirement benefit under this Part A.

          (b) The monthly benefit payable to an employe retired pursuant to the provisions of Section 1(a) of this Article I with benefits payable commencing on or after October 1, 1990 shall be a basic benefit for each year of credited service that the employe had at the first of the month coinciding with or next following the employe's retirement, determined by his Benefit Class Code in accordance with (c) below and based on the month for which payment is being made as set forth in the table immediately following:

                                                         Basic Benefit Rate
                                                   Per Year of Credited Service
                                                       For Months Commencing
           Retirement
          With Benefits    Benefit      10-1-90        10-1-91      10-1-92
            Payable         Class       through        through        and
          Commencing        Code         9-1-91        9-1-92        After
         October 1, 1990    A            28.35          29.50        30.70
         and                B            28.60          29.75        30.95
         After              C            28.85          30.00        31.20
                            D            29.10          30.25        31.45

A, Art. I, 1(c)

    (c) As set forth below, a Benefit Class Code is established for the purpose of this Article I for each salaried position on the basis of the following salaried position levels:

                                                    Benefit
                                                     Class
                Salaried Position Level              Code
                     1 and 2                           A
                        3                              B
                        4                              C
                    5 and Above                        D

         The Benefit Class Code applicable to an employe is the Benefit Class Code for the salaried position level held by the employe for the greatest number of calendar days during the 24 consecutive months immediately preceding his last day worked.

         In the event an employe is transferred to a lower salaried position level, which results in a lower Benefit Class Code, such employe's vested retirement benefit, if any, shall not be less than the amount of his accrued retirement benefit on the date of such transfer to such lower salaried position level.

    (d) The amount of any monthly retirement benefit otherwise payable to the employe at retirement, or earlier commencement, will be reduced by the value of any past and future benefits paid or payable to any alternate payee(s) under a Qualified Domestic Relations Order within the meaning of I.R.C. Section 414(p).

         The actuarial value will be used to determine any amount to be paid to any such payee(s), if applicable, and the remaining benefit entitlement of the employe.

                                                                    A, Art. I, 2


SECTION 2.   EARLY RETIREMENT


   (a)  (1)   An employe who retires voluntarily after he has attained age 55 but not age 65 and who has 10 or more years of credited service shall be entitled to receive a retirement benefit under this Part A.

        (2) An employe who (i) was hired prior to January 1, 1988, (ii) retires voluntarily before he has attained age 55, and (iii) has 30 or more years of credited service shall be entitled to receive a retirement benefit under this Part A.

   (b) (1) The monthly basic benefit payable to an employe who retires voluntarily with benefits payable commencing on or after October 1, 1990 shall be the basic benefit set forth in Section 1(b) of this Article I but adjusted as set forth in (2) below.

       (2)    (i)   For an employe retired (1) pursuant to Section
                    2(a)(1) above after he has attained age 60, or (2) after he has attained age 55 but not age 60 and whose combined years of age and years of credited service (to the nearest
                    1/12th in each case) at retirement total 85 or more, or (3) pursuant to Section 2(a)(2) above and, in the case of either (2) or (3) of this subparagraph, the employe was hired prior to January 1, 1988, such benefit shall commence on the first day of the month coinciding with or next following his attaining age 62 (or, if later, the first day of the month coinciding with or next following his first day of absence because of retirement) or, in lieu thereof, he may elect to receive the benefit commencing on the first day of any month coinciding with or following his first day of absence because of retirement and prior to age
                    62 in an amount

A, Art. I, 2(b)(2)(i)

                   equal to the benefit payable upon attainment of age 62, multiplied by a percentage as set forth in the following table:


                        Age When Benefit
                           Commences                 Percentage*
                             42                          21.0%
                             43                          22.6
                             44                          24.3
                             45                          26.1
                             46                          28.2
                             47                          30.4
                             48                          32.8
                             49                          35.4
                             50                          38.3
                             51                          41.5
                             52                          45.0
                             53                          48.9
                             54                          53.2
                             55                          57.9
                             56                          63.5
                             57                          69.4
                             58                          75.2
                             59                          80.8
                             60                          86.7
                             61                          93.3
                             62 or Over                 100.0

                * Prorated for intermediate ages computed on the basis of the number of complete calendar months by which the employe is under the age he will attain at his next birthday.

                   If an employe hired prior to January 1, 1988 (i) with 30 or more years of credited service retires voluntarily, or (ii) whose combined years of age and years of credited service (to the nearest 1/12th in each case) at retirement total 85 or more retires voluntarily with benefits payable commencing on or after October 1, 1990, the monthly basic benefits otherwise payable to him after age 62 and one month shall be redetermined without reduction for commencement prior to age 62.

                                                          A, Art. I, 2(b)(2)(ii)


          (ii) For an employe retired pursuant to Section 2(a)(1) above after he has attained age 55 but not age 60, and whose combined years of age and years of credited service at retirement total less than 85, such benefit shall commence on the first day of the month coinciding with or next following his attaining age 65, or, in lieu thereof, he may elect to receive the benefit commencing on the first day of any month coinciding with or following his first day of absence because of retirement, in which case the benefit, if elected to commence prior to age 65, shall be reduced, as follows:

                                Age When Benefit
                                    Commences         Percentage*
                                       55                46.0%
                                       56                49.6
                                       57                53.2
                                       58                56.8
                                       59                60.4
                                       60                64.0
                                       61                71.2
                                       62                78.4
                                       63                85.6
                                       64                92.8
                                       65               100.0

                   *Prorated for intermediate ages computed on the basis of the number of complete calendar months by which the employe is under the age he will attain at his next birthday.

          (iii) The basic benefit payable in any month will not be reduced below an amount which results in the early retirement supplement paid to a participant in such month, under
                   Section 7(a)(1) of this Article I, exceeding the old age insurance benefits, unreduced on account of age, payable under Title II of the Social Security Act, as amended.

A, Art. I, 2(c)

         (c) An employe discharged for cause after such employe is eligible to retire voluntarily pursuant to Section 2(a) of this
              Article I shall be entitled to the benefits provided under Sections 2(b)(1) and 2(b)(2) of this Article I.

SECTION 3.   AUTOMATIC RETIREMENT FOR BONA FIDE EXECUTIVE AT AGE 65

         A bona fide executive employe retired on or after his automatic retirement date and who has one or more years of credited service shall be entitled to the benefits provided under Section 1 of this
         Article I.

SECTION 4.   TOTAL AND PERMANENT DISABILITY RETIREMENT

         (a) An employe who is totally and permanently disabled prior to attaining age 65, and has 10 or more years of credited service, and who retires on or after October 1, 1990, shall be eligible for a monthly disability retirement benefit as hereinafter provided:

              (i) A monthly basic benefit for each year of credited service as set forth in Section 1(b) of this Article I and determined by his Benefit Class Code as set forth in Section 1 (c) of this Article I, and

             (ii) A temporary benefit for each year of credited service, up to 30, as set forth in the table immediately following:

                                                             A, Art. I, 4(a)(ii)



                                               Monthly Temporary
                                                 Benefit Amount

                        Retirement With      Per Year of
                        Benefits Payable      Credited
                          Commencing          Service           Maximum
                                                 $                $
                       October 1, 1990
                       through
                       September 1, 1991        25.00           750.00

                       October 1, 1991
                       through
                       September 1, 1992        27.20           816.00

                       October 1, 1992
                       and After                29.30           879.00

                   The monthly temporary benefit shall be payable until the earlier of (1) age 62 and one month, or (2) the age at which the employe becomes, or could have become, eligible for a Federal Social Security benefit for disability or an unreduced Federal Social Security benefit for age. At such age the temporary benefit shall cease to be payable.

          (iii) Such benefits shall be payable in accordance with Section 2 of the General Provisions to the disability retiree during the continuance of total and permanent disability.

A, Art. I, 4(b)

       (b) Any disability retiree may be required to submit to medical examination at any time during retirement prior to age 65, but not more often than semi-annually, to determine whether the retiree is eligible for continuance of the disability retirement benefit. If on the basis of such examination it is found that the retiree is no longer disabled or if the retiree engages in gainful employment, except for purposes of rehabilitation as determined by the Corporation, the retiree will be deemed recovered and his disability retirement benefit will cease. In the event the disability retiree refuses to submit to medical examination, the retirement benefit will be discontinued until the retiree is examined.

       (c) Notwithstanding the provisions of Section 13(a) of the General Provisions, the provisions of this Section 4 shall not be applicable to employes of any wholly-owned or substantially wholly-owned subsidiary of the Corporation acquired or formed by the Corporation on or after March 1, 1984 unless specifically approved by the General Motors Corporation Board of Directors.

SECTION 5.  SURVIVING SPOUSE COVERAGE

       (a) In lieu of the monthly basic benefit otherwise payable, an employe who retires or is retired, or who loses credited service and is eligible for a deferred retirement benefit pursuant to the provisions of Article III of this Part A, shall be deemed to have elected automatically a reduced amount of monthly basic benefit to provide that, if his designated spouse shall be living at his death after such election shall have become effective, a survivor benefit shall be payable to such spouse during the spouse's further lifetime. In the event that such spouse predeceases such employe, and a Qualified Domestic Relations Order within the meaning of I.R.C. Section 414(p) does not provide to the contrary, such employe may cancel the survivor benefit election only with respect to his monthly basic retirement benefit and have such benefit restored to the amount payable without such election, effective the first day of the third month following the month in which the Corporation receives evidence satisfactory to the Corporation of the spouse's death.

                                                                A, Art. I, 5(a)

            The automatic election provided in this subsection (a) shall become effective on the latest of (i) the commencement date of the employe's monthly basic benefit, (ii) the first day of the month coinciding with or next following the employe's attainment of age 55 (except that this item (ii) shall not apply to an employe with 30 or more years of credited service who was hired prior to January 1, 1988), or (iii) the first day of the month coinciding with or next following the date on which the employe has been married one year if he is married when the election would otherwise become effective except for the fact that such marriage has been in effect less than one year at that date; except that, in the case of a bona fide executive employe who has reached automatic retirement date but whose basic benefit has not commenced, the effective date of any such coverage shall be the later of such automatic retirement date or the date determined in (iii) of this paragraph and the basic benefit payable to such employe after the effective date shall be reduced in accordance with the coverage.

            An employe may prevent the automatic election provided in this subsection (a) during the month prior to the effective date by executing a specific written rejection of such election, which includes the written consent of his spouse witnessed by the program representative or a notary public, on a form approved by the Corporation and filing it with the Corporation. An employe may revoke a written rejection of this automatic election, without the consent of the spouse, at any time prior to commencement of benefits.

            Information regarding this coverage is included in the summary plan description, which will be provided to each employe. Within a reasonable period prior to the annuity starting date, each participant shall be provided a written explanation of: (i) the terms and conditions of the surviving spouse coverage; (ii) the participant's right to make and the effect of an election to waive the surviving spouse coverage; (iii) the rights of the participant's spouse; and (iv) the right to make and the effect of revocation of a previous selection to waive the surviving spouse coverage.

A, Art. I, 5(b)

       (b) The beneficiary of a survivor benefit election under subsection (a) of this Section 5 shall be only the person who is the employe's spouse at such time and who has been his spouse for at least one year immediately prior to the effective date of such election.

       (c) Except as provided in subsections (g) and (h) below, a survivor benefit election shall be revoked automatically upon the death of the employe or his designated spouse, or both, prior to the effective date of the election.

       (d) Once the election has become effective it cannot be rescinded, except as otherwise provided under subsection (a) of this Section 5, without the written consent of the Corporation, but subject to such consent, the employe's right to rescind the election is contingent on the written consent of the designated spouse. In the event the employe becomes divorced from such designated spouse, the employe may cancel such coverage without consent of the spouse unless a Qualified Domestic Relations Order within the meaning of I.R.C. Section 414(p) provides to the contrary.

       (e) For an employe who does not prevent the automatic election provided in this Section 5, the reduced amount of his monthly basic benefit shall be equal to an amount determined by multiplying the monthly basic benefit payable to the employe by 95%; except that, in the case of an employe whose monthly basic benefit is subject to redetermination at age 62 and one month, the amount of reduction in his monthly basic benefit for the survivor benefit election before he attains the age at which his monthly benefit is redetermined shall be based on the monthly benefit payable to such employe after his monthly benefit is redetermined. Such percentage shall be (i) increased by one-half of one percent (1/2%) (up to a maximum of 100%) for each 12 months in excess of five (5) years that the spouse's age exceeds the employe's age, and (ii) decreased by one-half of one percent (1/2%) for each 12 months in excess of five
            (5) years that the spouse's age is less than the employe's age.

                                                                A, Art. I, 5(f)

       (f) The survivor benefit payable to the surviving spouse of a retired employe who has the automatic election provided in this Section 5, and who dies after such election becomes effective, shall be a monthly benefit for the further lifetime of such surviving spouse equal to 60% of the reduced amount of such employe's monthly basic benefit; except that the survivor benefit payable to the surviving spouse of an employe whose monthly basic benefit is subject to redetermination at age 62 and one month shall be based on the monthly basic benefit payable to such employe after his monthly basic benefit is redetermined.

       (g)  The death of an otherwise eligible employe who has retired under
            Section 4 of this Article 1, occurring on or after his attaining age 55, but before the first day of the month following the date on which he dies, shall not disqualify an otherwise eligible surviving spouse from receiving a benefit hereunder.

       (h)  The surviving spouse of an employe

            (1) who dies (i) on or after attaining age 55 with 10 or more years of credited service, or (ii) at any age with 30 or more years of credited service and his date of hire is prior to January 1, 1988, but before the first day of the month coinciding with or next following the first day of absence because of retirement (or, if later, the commencement date of his monthly basic benefit in the case of an employe who defers the receipt of his monthly benefit under Section 2(b)(2) of this Article I), who had not reached his normal retirement date, and

            (2) who, if he had retired at the date of his death, would have been eligible for the election under subsection (a) of this
                    Section 5,

A, Art. I, 5(h)

                    shall be entitled to a monthly benefit during such spouse's further lifetime, terminating with the last monthly payment before such spouse's death. The monthly benefit payable to the surviving spouse shall be the amount such spouse would have been entitled to receive under subsection (f) of this
                    Section 5, if the employe had retired on the date of his death with benefits payable under Section 1(a) or 2(a), whichever is applicable, of this Article I commencing the first of the following month and had effectively made the election under subsection (a) of this Section 5; provided, however, that for the sole purpose of this subsection (h), the benefits which would have been payable to the employe by reason of such retirement shall be determined on the basis of the table set forth in Section 2(b)(2)(i) of this
                    Article I. The surviving spouse of an employe who had been separated from service in a layoff classification but who had not lost credited service at the date of his death shall be entitled to the benefit payable under this subsection (h), if otherwise eligible.

       (i)  Joint and survivor coverage for disability retirements

            (1) In lieu of the monthly basic benefit otherwise payable, an employe who retires pursuant to the provisions of Section 4 of this Article I who is under age 55 and (i) has less than 30 years of credited service, or (ii) has 30 or more years of credited service and was hired on or after January 1, 1988 shall be deemed to have elected automatically a reduced amount of monthly basic benefit, up to and including the month in which he dies or attains age 55, whichever occurs first, and a monthly survivor's benefit, beginning on the first day of the month after the retired employe would have reached age 55 if he dies before the first day of the month after he would have reached age 55, shall be payable to his designated spouse during the further lifetime of the spouse.

                                                             A, Art. I, 5(i)(2)

            (2) This automatic election shall be deemed to have been made at the time the employe shall apply or shall have applied for a disability retirement benefit (with the election being effective the first day of the month for which his first benefit under the Program is payable).

            (3) The automatic election provided in this subsection (i) shall be applicable only with respect to a spouse to whom the employe is married on the date of such election and only if the retired employe and his spouse shall have been married throughout the one-year period ending on the date of the retired employe's death.

            (4) An employe may prevent the automatic election provided in this subsection (i) at the time such election would otherwise be deemed to have been made, as set forth in paragraph (2) of this subsection (i), by specific written rejection which includes the written consent of his spouse witnessed by the program representative, or a notary public, on a form approved by the Corporation. An employe may revoke a written rejection of this automatic election, without the consent of the spouse, at any time prior to commencement of benefits.

            (5)     In any event, the election shall automatically be cancelled:

                    (i) if the employe's disability retirement status terminates other than by death prior to the first day of the month after the retired employe attains age 55, or

                    (ii) if the retired employe survives on a disability retirement status until the first day of the month after he attains age 55, at which time the coverage described in Section 5(a) through (h) of this Article I becomes applicable.

A, Art. I, 5(i)(6)

            (6) The amount of the monthly basic benefit payable to an employe deemed to have made the election provided hereunder shall be determined by reducing actuarially the amount of such benefit for the cost of the survivor benefit payable in the event of the retired employe's death before the first of the month following the attainment of age 55. The actuarial reduction shall be based on the age of the retired employe and his spouse (the age of each being determined as the age at his or her birthday nearer the date on which the benefits commence) and shall reflect the higher mortality associated with being disabled. Reduction factors at selected ages for disability survivor coverage before age 55 are set forth in the following table:

                                     Age Difference Between
                   Age of         Disabled Employe and Spouse
                  Employe                  Spouse Is:
                    When      10        5               5        10
                  Benefits   Years    Years   Same    Years    Years
                  Commence  Younger  Younger  Age     Older    Older
                  --------  -------  -------  ---     -----    -----
                    30        8.6%    8.1%     7.5%    6.7%     5.9%
                    35       10.4     9.9      9.2     8.3      7.2
                    40       12.5    11.8     11.0    10.0      8.8
                    45       14.3    13.5     12.7    11.6     10.3
                    50       13.9    13.2     12.4    11.4     10.2
                    51       13.1    12.5     11.7    10.8      9.7
                    52       10.4     9.9      9.3     8.6      7.7
                    53        3.4     3.2      3.0     2.8      2.5
                    54        3.4     3.3      3.1     2.8      2.5


                    NOTE: Actuarial reduction factors for ages not shown will be calculated on the same basis as the factors shown.

                                                              A, Art. I, 5(i)(7)

            (7) The amount of the monthly benefit payable to the surviving spouse of a retired employe deemed to have made the election specified hereunder shall be 50% of the amount of the monthly basic benefit payable to the retired employe after the reduction provided in paragraph (6) of this subsection (i).

            (8) Anything in the Program to the contrary notwithstanding, if the designated spouse of a retired employe deemed to have made the election provided hereunder shall predecease such retired employe, or they are divorced by a court decree and a Qualified Domestic Relations Order within the meaning of I.R.C. Section 414(p) does not provide to the contrary, such retired employe shall have his monthly basic benefit restored to the amount payable without such election, effective the first day of the third month following the month in which the Corporation receives evidence satisfactory to the Corporation of the spouse's death or divorce.

            (9) No benefit shall be payable under this subsection (i) for any month for which benefits are payable under Section 5(a), (h), or (j) of this Article I.

            (10) Information regarding this coverage is included in the summary plan description, which will be provided to each employe. Within a reasonable period prior to the annuity starting date, each participant shall be provided a written explanation of: (i) the terms and conditions of the surviving spouse coverage; (ii) the participant's right to make and the effect of an election to waive the surviving spouse coverage; (iii) the rights of the participant's spouse; and (iv) the right to make and the effect of a revocation of a previous selection to waive the surviving spouse coverage.

A, Art. I, 5(j)

       (j) Pre-retirement survivor coverage provided under Part A of the Program to comply with the Retirement Equity Act of 1984

            (1)     An employe who:

                    (i) has either 5 or more years of credited service, or 5 years of "service" as provided under Article II,
                          Section 11, and who is credited with one or more hours of credited service or "services" accrued on or after January 1, 1989, or

                    (ii) loses credited service on or after October 1, 1990 and who is eligible for a deferred retirement benefit under Article III,

                    and in either case is not eligible for the regular surviving spouse coverage provided under subsection (h) of this Section 5, shall have the pre-retirement survivor coverage described herein.

                    Such coverage shall remain in full force and effect until the date on which the employe or former employe becomes eligible for the regular surviving spouse coverage provided under subsection (h) of this Section 5, at which time the pre-retirement survivor coverage described herein shall cease to be effective.

                    In the event the employe or former employe predeceases the designated spouse while the pre-retirement survivor coverage provided hereunder is in effect, the designated spouse shall be eligible, during the further lifetime of such spouse, for a monthly benefit commencing on the first of the month following the month in which the employe or former employe would have become eligible, except for the fact that he died, to retire at the option of the employe.

                                                             A, Art. I, 5(j)(1)

                    The amount of any such monthly survivor benefit shall be determined by the basic benefit rate in effect for the employe on the date of death of such employe, or the date credited service was broken for a former employe.

            (2) The survivor coverage provided hereunder for an employe or former employe shall be effective on the date the employe or former employe attains 5 years of credited service or "service" as provided under Article II, Section 11, and provided that such employe is credited with one hour or more of credited service or "service" accrued on or after January 1, 1989.

            (3) The survivor coverage provided hereunder shall be effective with respect to a spouse to whom the employe or former employe is married, but only if the couple shall have been married throughout the one-year period ending on the date of the employe's or former employe's death.

            (4) Subsections (j)(2) and (j)(3) notwithstanding, if an employe or former employe marries or remarries, such coverage shall be in effect in favor of his spouse upon such marriage or remarriage, unless, in the case of remarriage, a Qualified Domestic Relations Order within the meaning of I.R.C.
                    Section 414(p) requires such coverage to remain in effect for the former spouse. The effective date of any such coverage shall be in accordance with item (3) of this subsection (j).

            (5) In the event of divorce, the employe or former employe can revoke the coverage provided hereunder without spousal consent, unless a Qualified Domestic Relations Order within the meaning of I.R.C. Section 414(p) provides to the contrary.

A, Art. I, 5(j)(6)

            (6) The coverage provided hereunder shall be canceled automatically on the date when any employe or former employe becomes eligible for the regular surviving spouse coverage provided under the provisions of Article I,
                    Section 5(h) of the Program.

            (7) The monthly benefit amount payable hereunder to any eligible surviving spouse shall be 50% of the monthly amount of the basic benefit as determined in Article III otherwise payable at the (i) date of death to the employe, or (ii) date credited service broke for a former employe, after any reduction provided in Article III.

            (8) No benefit shall be payable under this subsection (j) for any month for which benefits are payable under Article I,
                    Section 5 or Section 6 of Part A of this Program.

            (9) Information regarding the coverage provided hereunder is included in the summary plan description, which will be provided to each employe covered by the Salaried Retirement Program, in accordance with The Employee Retirement Income Security Act (ERISA).

            (10) The pre-retirement survivor coverage provided hereunder will apply to eligible employes and former employes separated from service:

                    (a) whose last day worked for the Corporation was on or after October 1, 1976, and

                    (b) who have entitlement to but have not commenced receipt of deferred retirement benefits, and

                    (c)   who are alive as of August 23, 1984.

                                                                    A, Art. I, 6


SECTION 6. JOINT AND SURVIVOR OPTION

       (a) In lieu of the monthly basic benefit otherwise payable, an employe who retires or is retired or who loses credited service and is eligible for a deferred retirement benefit pursuant to the provisions of Article III of this Part A, may elect to receive during his lifetime a reduced amount of monthly basic benefit to provide that, if the contingent annuitant (who may be any person designated by the employe) shall be living at his death after such election shall have become effective, a survivor benefit shall be payable to such contingent annuitant during the further lifetime of such contingent annuitant; provided that the employe completes the election on a form approved by the Corporation and files it with the Corporation prior to the earlier of:

            (1) the time he makes application for a benefit to commence at or after age 55, or at any age if the employe's date of hire is prior to January 1, 1988 and he retires with 30 or more years of credited service, in which case the election shall become effective on the commencement date of the employe's monthly basic benefit; or

            (2) the month prior to that in which the employe attains age 55 if he attains age 55 while eligible for and receiving a retirement benefit, in which case the election shall become effective upon the employe's attainment of age 55.

            If married, and the designated contingent annuitant is not the spouse, the written consent of the spouse on whose behalf the option otherwise would be in effect, witnessed by the program representative, or a notary public, on a form approved for this purpose by the Corporation and filed with the Corporation, will be required. The written consent of the spouse is limited to a benefit for the designated alternate beneficiary only.

A, Art. I, 6(b)

       (b)  The death of an otherwise eligible employe who has retired under
            Section 4 of this Article I, occurring on or after his attaining age 55, but before the first day of the month following the date on which he dies, shall not disqualify an otherwise eligible surviving spouse from receiving a benefit hereunder.

       (c) Except as provided in (b) above, the option shall be revoked automatically upon the death of the employe or his designated contingent annuitant, or both, prior to the effective date of the election.

       (d) Once the option has become effective it cannot be rescinded or changed without the consent of the Corporation, but subject to such consent, the employe's right is reserved to rescind the election, except that the written consent of the designated contingent annuitant is required only if such annuitant is the employe's spouse. In the event the employe becomes divorced from such designated spouse, the employe may cancel such option without consent of the spouse, unless a Qualified Domestic Relations Order within the meaning of I.R.C. Section 414(p) provides to the contrary.

       (e) The amount of monthly benefit payable to such contingent annuitant if such contingent annuitant is living at the death of the employe shall equal any designated percentage, up to a maximum of 100%, of the employe's reduced monthly basic benefit, except that, in the case of an employe whose monthly benefit is subject to redetermination at age 62 and one month, the amount of reduction in his monthly benefit for the survivor benefit election before he attains the age at which his monthly benefit is redetermined shall be based on the monthly benefit payable to such employe after his monthly benefit is redetermined and the benefit payable to the contingent annuitant shall be based on the monthly benefit payable to such employe after his monthly benefit is redetermined.

                                                                 A, Art. I, 6(e)

The amount of monthly benefit shall be determined so that the actuarial value of the reduced amount of monthly benefit payable to the employe and the actuarial value of the amount of monthly benefit to be continued to the designated contingent annuitant is as follows:

                            Joint and Survivor Option Rate Table
                 Full Years
            Contingent Annuitant           Factors to Convert Normal Form of Retirement to
         is Older (+) or Younger(-)      Joint and Survivor Option for Indicated Percentage
                Than Employe                      Payable to Contingent Annuitant*
         --------------------------      --------------------------------------------------
                                              100%               75%             50%
                                              ----               ---             ---
                    +20                      95.50              96.00          100.00
                    +19                      95.00              95.50           99.50
                    +18                      94.50              95.00           99.00
                    +17                      94.00              94.50           98.50
                    +16                      93.50              94.00           98.00
                    +15                      93.00              93.50           97.50
                    +14                      92.50              93.00           97.00
                    +13                      92.00              92.50           96.50
                    +12                      91.50              92.00           96.00
                    +11                      91.00              91.50           95.50
                    +10                      90.50              91.00           95.00
                    + 9                      89.75              90.50           94.50
                    + 8                      89.00              90.00           94.00
                    + 7                      88.25              89.50           93.50
                    + 6                      87.50              89.00           93.00
                    + 5                      86.75              88.50           92.50
                    + 4                      86.00              88.00           92.00
                    + 3                      85.25              87.50           91.50
                    + 2                      84.50              87.00           91.00
                    + 1                      83.75              86.50           90.50
                      0                      83.00              86.00           90.00
                    - 1                      82.25              85.50           89.50
                    - 2                      81.50              85.00           89.00
                    - 3                      80.75              84.50           88.50
                    - 4                      80.00              84.00           88.00
                    - 5                      79.25              83.50           87.50
                    - 6                      78.50              83.00           87.00
                    - 7                      77.75              82.50           86.50
                    - 8                      77.00              82.00           86.00
                    - 9                      76.25              81.50           85.50
                    -10                      75.50              81.00           85.00
                    -11                      75.00              80.50           84.50
                    -12                      74.50              80.00           84.00
                    -13                      74.00              79.50           83.50
                    -14                      73.50              79.00           83.00
                    -15                      73.00              78.50           82.50
                    -16                      72.50              78.00           82.00
                    -17                      72.00              77.50           81.50
                    -18                      71.50              77.00           81.00
                    -19                      71.00              76.50           80.50
                    -20                      70.50              76.00           80.00

                 *Other whole percentage levels may be elected.

A, Art. I, 6(e)

                    Notwithstanding any of the above, where the contingent annuitant is other than the employe's spouse, the actuarial value of the benefit payable to the employe as of his actual retirement date must be more than 50% of the actuarial value of the benefit payable to the employe and his contingent annuitant.

SECTION 7. SUPPLEMENTS

       (a) An employe who retires with benefits payable under Section 2 of this Article I (other than an employe (i) discharged for cause, (ii) hired on or after January 1, 1988, or (iii) referred to in
            Section 2(b)(2)(ii) of this Article I who retires voluntarily after he has attained age 55 but not age 60 and whose combined years of age and years of credited service at retirement total less than 85) or who retires with benefits payable under Section 4 of this
            Article I, and who files his application for retirement within five years of the last day he worked for the Corporation and who agrees to restrict his participation in the work force as provided in (e) below will receive, in addition to his retirement benefits, certain supplements as set forth below:

            (1) If the employe retires under Section 2 or 4 of this Article I with 30 or more years of credited service at the date of his retirement and his date of hire was prior to January 1, 1988, he shall be entitled to a monthly early retirement supplement until age 62 and one month in an amount which when added to his monthly retirement benefit under this Part A and any supplementary benefits under Part B, prior to reduction for survivor coverage, will equal the amount of total monthly benefit applicable to him as provided in the table set forth below, subject to subsequent provisions of this Section 7:

                                                              A, Art. I, 7(a)(1)


                                      Total Monthly Benefit Rate For Determining
                                         Monthly Early Retirement Supplement
                                                 For Retirements With
                                         30 or More Years of Credited Service
             Retirement
            With Benefits               10-1-90        10-1-91     10-1-92
               Payable                  through        through       and
             Commencing                  9-1-91         9-1-92      After
           --------------               -------        -------     -------
                                           $              $           $
           October 1, 1990
           and
           After                         1,600          1,700       1,800

       (2) If the employe retires voluntarily after attaining age 55 with less than 30 years of credited service, he shall be entitled to a monthly interim supplement until he attains age 62 and one month equal to the amount applicable to him as provided immediately below for each year of credited service that he had at the date of his retirement, subject to subsections (b), (e), and (g) of this
            Section 7:


                Monthly Amount* and Effective Date of Interim Supplement
                         Payable Prior to Age 62 and One Month
                           for Each Year of Credited Service

                                     Retired With Benefits Payable Commencing
                                            On or After October 1, 1990
               Age at
             Retirement                 10-1-90        10-1-91     10-1-92
             ----------                 -------        -------     -------
                                           $              $           $
                 55                      11.00          12.00       12.90
                 56                      12.95          14.10       15.20
                 57                      15.70          17.05       18.40
                 58                      18.40          20.00       21.55
                 59                      20.55          22.40       24.10
                 60                      23.75          25.85       27.85
                 61                      23.75          25.85       27.85

         * Prorated for intermediate ages computed on the basis of the number of complete calendar months by which the employe is under the age he will attain at his next birthday.

A, Art. I, 7(a)(2)

                    This provision shall not apply to an employe who has attained age 55 but not age 60 and whose combined years of age and years of credited service (to the nearest 1/12th in each case) at retirement total less than 85.

            (3) Any interim supplement described above shall be reduced by any supplementary benefits payable under Part B of this Program prior to reduction for survivor coverage.

       (b)  The early retirement supplement under subsection (a)(1) of this
            Section 7 for an employe who retires voluntarily shall be calculated assuming that his basic benefit commences immediately after retirement, and such early retirement supplement and the interim supplement under subsection (a)(2) of this Section 7 shall be reduced for any month prior to age 62 and one month for which he becomes or could have become eligible for a Federal Social Security benefit, by an amount equal to the amount of the temporary benefit to which he would have been entitled if he had retired under
            Section 4 of this Article I.

       (c)  The early retirement supplement under subsection (a)(1) of this
            Section 7 for an employe who retires under Section 4 of this
            Article I shall be calculated on the assumption that he will receive a temporary benefit until age 62 and one month even if such temporary benefit is not received by the employe until such age because of his earlier entitlement to Social Security benefits.

       (d)  The early retirement supplement under subsection (a)(1) of this
            Section 7 for an employe who does not prevent the automatic election of the surviving spouse coverage provided under Section 5(a) of this Article I shall be calculated on the basis of the monthly retirement benefit he would have received if he had prevented such automatic election.

A, Art. I, 7(e)

       (e) Any of the supplements to which an employe is entitled shall commence on the first day of the month coinciding with or next following the employe's first day of absence because of retirement and shall be payable monthly thereafter until and including the first day of the month in which he dies, or his retirement benefit ceases for any other reason, or he is reemployed by the Corporation, or he attains age 62 and one month, whichever occurs first, provided however, that if an employe entitled to receive a supplement has earnings after retirement in excess of the following annual earnings limitation in any calendar year before he attains age 62 and one month, such earnings being defined for this purpose as the type counted for the earnings test under the Federal Social Security Act or the corresponding type in any future Federal legislation amending, superseding, supplementing or incorporating the Federal Social Security Act, a penalty equal to double the amount by which such earnings exceed the amount permitted shall be charged against each succeeding monthly supplement which he would otherwise be entitled to receive until the full amount of such penalty is satisfied, it being understood that penalties and charges herein shall be cumulative if appropriate:

                         Calendar         Annual Earnings Limitation
                           Year                     Amount
                         --------         --------------------------
                                                       $
                           1990                     10,000
                           1991                     15,000
                           1992                     15,000
                           1993                     15,000

A, Art. I, 7(e)

            An employe receiving a monthly early retirement supplement or interim supplement may be required to certify whether his earnings have been in excess of the permitted amount and to furnish verification of the amount of his earnings. Unless repaid by the employe in a lump sum, any overpayments of a supplement made after an employe incurred a penalty because of excess earnings in accordance with the preceding paragraph shall be deducted from future monthly benefits payable to him under this Part A and under the supplementary benefit provisions of Part B.

            The annual earnings limitation provisions of this subsection (e) shall not be applicable to any retirement, defined in Section 11 of the General Provisions, with benefits payable commencing on or after October 1, 1990 and prior to September 14, 1993.

       (f) If a retired employe (i) has been receiving disability retirement benefits under this Part A and has been receiving a supplement and on the basis of medical evidence satisfactory to the Corporation it is found that he is no longer totally and permanently disabled and his credited service is reinstated, or (ii) is reemployed by the Corporation, he shall not thereby forfeit any right he may thereafter have to receive a supplement if he thereafter retires under this Program.

       (g) If the total of the employe's monthly benefits under this Part A and under the supplementary benefit provisions of Part B and his monthly early retirement supplement or interim supplement as computed above would exceed 70% of his final base salary, his monthly supplement shall be reduced to the extent required so that such monthly benefits plus his supplement will equal 70% of his final base salary. For this purpose, an employe's "final base salary" shall mean his highest monthly base salary rate during the last three months preceding his last day of work prior to retirement.

                                                                    A, Art. I, 8

SECTION 8. SPECIAL BENEFIT

       (a)  A retired employe or a surviving spouse (i) age 65 or older, or
            (ii) under age 65 and enrolled in the voluntary "Medicare" coverage that is available under the Federal Social Security Act by making contributions (in either case excluding the spouse of a former employe who received a deferred non-contributory retirement benefit under the Program), who is receiving a monthly benefit under
            Article I of this Part A which commenced prior to October 1, 1979, subject to (d) below, shall receive a monthly special benefit equal to:

            (1) the lesser of $28.00 or the generally applicable "Medicare" Part B premium for months commencing on or after January 1, 1990,

            (2) the lesser of $31.00 or the generally applicable "Medicare" Part B premium for months commencing on or after January 1, 1991,

            (3) the lesser of $34.00 or the generally applicable "Medicare" Part B premium for months commencing on or after January 1, 1992, and

            (4) the lesser of $38.50 or the generally applicable "Medicare" Part B premium for months commencing on or after January 1, 1993.

       (b) In no event shall such payment commence prior to the first day of the month coinciding with or next following the earlier of (i) the month during which age 65 is attained, or (ii) receipt by the Corporation of application on a form provided for this purpose from an otherwise eligible individual under age 65; except that, with respect to an otherwise eligible individual under age 65, payment shall commence with the first month of such enrollment, but in no event prior to October 1, 1979.

A, Art. I, 8(c)

       (c) Not more than one such payment shall be made to any individual for any one month. No such payment shall be made to any individual under age 65 for any month such individual is not enrolled for such voluntary "Medicare" coverage. No such payment shall be made under this Program to any individual who retires with benefits payable commencing on or after October 1, 1979.

       (d) Effective January 1, 1991, the special benefit payable to an individual who is not enrolled in "Medicare" Part B as of October 1, 1990, but who (i) was receiving a special benefit, and (ii) first became entitled to such benefit prior to March 1, 1988, will be limited to $28.00 per month. Such an individual will become entitled to the schedule of payments in subsection (a) above, upon proof of enrollment in "Medicare" Part B. Thereafter, continued receipt of a special benefit will be contingent on maintenance of "Medicare" Part B enrollment.

       (e) For an individual enrolled in "Medicare" Part B as of March 1, 1988, or who first becomes eligible for "Medicare" Part B on or after March 1, 1988, receipt of a special benefit on and after January 1, 1991 is contingent upon continued enrollment in "Medicare" Part B.

                                                                  A, Art. I, 9

SECTION 9. BENEFITS FOR EMPLOYES WHO RETIRED WITH BENEFITS
           PAYABLE COMMENCING PRIOR TO OCTOBER 1, 1990

An employe who retired with benefits payable commencing prior to October 1, 1990, or the eligible surviving spouse or contingent annuitant of such an employee, shall be entitled to the benefits, if any, under the Program as it existed immediately prior to such date, except that:

(a) (1) Basic benefits payable under this Part A to such retired employes, or the benefits payable to surviving spouses or contingent annuitants in lieu of or related to such basic benefits, shall be increased to the extent necessary to provide monthly benefits equal to the benefits which would have been payable had the basic benefits payable to the employe at and after age 65 been based on the following table:


                                                      Basic Benefit Rate
                                                 Per Year of Credited Service
                                                     For Months Commencing
      Retirement                                 ----------------------------
    With Benefits          Benefit                         10-1-90
       Payable              Class                            and
     Commencing             Code                            After
 ----------------------------------------------------------------------------
                                                              $
 Prior to
 October 1, 1979             N/A                            20.00*

 October 1, 1979               A                            21.25
 through                       B                            21.50
 September 1, 1980             C                            21.75
                               D                            22.00

 October 1, 1980               A                            21.35
 through                       B                            21.60
 September 1, 1981             C                            21.85
                               D                            22.10

 October 1, 1981               A                            21.45
 through                       B                            21.70
 September 1, 1984             C                            21.95
                               D                            22.20

* Including, if applicable, $1.00 waived for election of special survivor coverage.

                            (CONTINUED ON NEXT PAGE)

A, Art. I, 9(a)(1)


                       (CONTINUED FROM PRECEDING PAGE)



                                            Basic Benefit Rate
                                        Per Year of Credited Service
                                           For Months Commencing
            Retirement                  ----------------------------
           With Benefits       Benefit            10-1-90
             Payable            Class               and
            Commencing           Code              After
         -----------------------------------------------------------
                                                     $
         October 1, 1984          A                24.10
         through                  B                24.35
         September 1, 1985        C                24.60
                                  D                24.85

         October 1, 1985          A                24.20
         through                  B                24.45
         September 1, 1986        C                24.70
                                  D                24.95

         October 1, 1986          A                24.30
         through                  B                24.55
         September 1, 1987        C                24.80
                                  D                25.05

         October 1, 1987          A                27.30
         through                  B                27.55
         September 1, 1988        C                27.80
                                  D                28.05

         October 1, 1988          A                27.40
         through                  B                27.65
         September 1, 1989        C                27.90
                                  D                28.15

         October 1, 1989          A                27.50
         and prior to             B                27.75
         October 1, 1990          C                28.00
                                  D                28.25


            (2) If an employee whose monthly basic benefit under this Part A otherwise would have been redetermined at age 62 attains age 62 on or after March 1, 1982, such redetermination shall be effective at age 62 and one month.

                                                                 A, Art. I, 9(b)

(b) Any temporary benefits payable to such retired employes until age 65 if retired with benefits payable commencing before June 1, 1974, or age 62 if retired with benefits payable commencing on or after June 1, 1974, or age 62 and one month for a retired employe who attains age 62 on or after March 1, 1982, or, in any case, if earlier, until the age at which the employe becomes or could have become eligible for a Federal Social Security benefit for disability or an unreduced Federal Social Security benefit for age shall be increased to the extent necessary to provide monthly temporary benefits equal to the temporary benefits which would have been payable had the temporary benefits payable to the employe prior to such age 65 (or age 62 or age 62 and one month) or earlier age been based on the following:


                                     Monthly Temporary Benefit Amount*
           Retires With              ------------------------------------
         Benefits Payable            Per Year of
            Commencing             Credited Service          Maximum
         -----------------------------------------------------------------
                                          $                    $
         Prior to
         September 1, 1964              11.50                300.00

         September 1, 1964
         and prior to
         October 1, 1967                12.00                300.00

         October 1, 1967
         and prior to
         October 1, 1970                12.25                306.25

         October 1, 1970
         and prior to
         June 1, 1974                   12.75                318.75

         June 1, 1974
         and prior to
         October 1, 1976                13.75                343.75

         October 1, 1976
         and prior to
         October 1, 1978                14.25                356.25

           * Benefit payable for months commencing October 1, 1990.

                            (CONTINUED ON NEXT PAGE)

A, Art. I, 9(b)


                        (CONTINUED FROM PRECEDING PAGE)




                                     Monthly Temporary Benefit Amount*
           Retires With              ----------------------------------
         Benefits Payable           Per Year of
           Commencing             Credited Service                Maximum
        ------------------------------------------------------------------
                                          $                         $
         October 1, 1978
         and prior to
         October 1, 1979                15.25                     381.25

         October 1, 1979
         and prior to
         October 1, 1980                16.25                     406.25

         October 1, 1980
         and prior to
         October 1, 1981                17.25                     431.25

         October 1, 1981
         and prior to
         January 1, 1983                18.25                     456.25

         January 1, 1983
         and prior to
         October 1, 19a5                18.25                     547.50

         October 1, 1985
         and prior to
         October 1, 1986                19.25                     577.50

         October 1, 1986
         and prior to
         October 1, 1987                20.25                     607.50

         October 1, 1987
         and prior to
         October 1, 1988                20.45                     613.50

         October 1, 1988
         and prior to
         October 1, 1989                21.55                     646.50

         October 1, 1989
         and prior to
         October 1, 1990                22.65                     679.50

            *  Benefit payable for months commencing October 1, 1990.

                                                              A, Art. I, 9(c)(1)


(c)     (1) An employe who retired under Article I of this Program with 30 or more years of credited service who is eligible to receive a monthly supplement which commenced prior to October 1, 1990 shall receive an increase to such monthly supplement as follows:



                                 Amount of Increase*
                            --------------------------------
                             Payable to      Payable Between
         Effective Date        Age 62          Ages 62 and
           of Increase      and One Month    One Month - 64
         ---------------------------------------------------
                                  $                 $

         October 1, 1990        75.00            37.50



      * This increase will not result in a total monthly benefit of less than $1,100 for months prior to age
        62 and one month, or $550 for months between ages 62 and one month and 64.

           The amount of any monthly supplement payable to an employe who retired under the Program with benefits commencing prior to October 1, 1990 shall be redetermined to the amount of supplement which would have been payable had the applicable benefit rates set forth in this Section 9 and referred to in Section 7 of Article I of Part B been in effect when such employe's benefits commenced. If such retired employe is entitled as of October 1, 1990 to receive Social Security benefits, and if he became so entitled before October 1, 1990, the increase in the rate of temporary benefit provided in subsection (b) of this Section 9 shall not be considered in redetermining his supplement until he ceases to be so entitled.

A, Art. I, 9(c)(2)

        (2) An employe who retired voluntarily under Article I of this Program after attaining age 55 with less than 30 years of credited service who is eligible to receive a monthly interim supplement which commenced prior to October 1, 1990 shall receive, for months commencing on and after October 1, 1990, an increase to such interim supplement, as follows:



              Age at                  Monthly Increase*
             Retirement          Per Year of Credited Service
             ------------------------------------------------
                 55                     0.55
                 56                     0.65
                 57                     0.80
                 58                     0.95
                 59                     1.05
                 60                     1.20
                 61                     1.20


     * Prorated for intermediate ages computed on the basis of the number of complete calendar months by which the employe is under the age he will attain at his next birthday.

        (d) The survivor benefit payable to the surviving spouse of a retired employe who has completed an election of a special survivor option and who dies after such election becomes effective, shall be a monthly benefit for the lifetime of such surviving spouse equal to:

            (1) $7.00 for each year of credited service that such retired employe had at the date of his retirement with respect to benefits payable for any month commencing October 1, 1990 through September 1, 1991,

                                                              A, Art. I, 9(d)(2)

            (2) $8.00 for each year of credited service that such retired employe had at the date of his retirement with respect to benefits payable for any month commencing October 1, 1991 through September 1, 1992, and

            (3) $9.00 for each year of credited service that such retired employe had at the date of his retirement with respect to benefits payable for any month commencing on or after October 1, 1992.

        (e) An employe who retired under the Program or who is eligible for a deferred retirement benefit pursuant to the provisions of Part A of the Program, and who has surviving spouse coverage in effect but whose designated spouse predeceases him, may have his monthly basic benefit restored to the amount payable without such coverage, effective the first day of the third month following the month in which the Corporation receives evidence satisfactory to the Corporation of the spouse's death.

        (f) An employe who retired under the Program and who has a joint and survivor option, as provided under this Article I, Section 6, in effect with respect to his Part A benefit but whose designated contingent annuitant is deceased shall receive the increase in benefits which otherwise would have been payable to him under this
            Section 9 as if he had not elected such option.

        (g) An employe who retired or retires under Article I of the Program with benefits payable commencing on or after January 1, 1962, who marries, or remarries, subsequent to the earliest date survivor benefit coverage was in effect, or was not in effect on such date solely because the retired employe was not then married, may elect, or re-elect, survivor benefit coverage under Part A. Any such coverage, and the benefits thereunder, shall be provided under the terms and conditions of the Program in effect at the time of the employe's

A, Art. I, 9(g)

            retirement. Such coverage shall become effective on the first day of the third month following the month in which the Corporation receives a completed election form, but in no event before the first day of the month following the month in which the retired employe has been married one year.

            No election provided hereunder shall become effective under any circumstance for any retired employe whose completed election form is received by the Corporation after the first day of the month in which the retired employe has been married one year.

            This subsection (g) also shall be applicable to an employe retired with benefits payable commencing on or after October 1, 1990.

        (h) Monthly benefits payable under this Section 9 on and after October 1, 1990 shall not be limited by the 70% benefit limitation in
            Section 7(g) of this Article I.

        (i) The monthly amount of any lifetime supplement payable to an employe retired with benefits payable commencing on or after March 1, 1974 with 30 or more years of credited service shall not exceed $35.00 when added to the Part B Supplementary benefit payable at retirement without reduction for survivor coverage.

        (j) The monthly amount of any age-service supplement payable to an employe retired with benefits payable commencing on or after March 1, 1974 with less than 30 years of credited service, but after attaining age 62 and one month, shall be $1.00 per month per year of credited service, reduced by 1/36th for each complete calendar month that the employe was under age 65 at date of retirement and further reduced by any Part B Supplementary benefit payable at retirement without reduction for survivor coverage.

                                                                      A, Art. II


                                   ARTICLE II

                                CREDITED SERVICE

                     (APPLICABLE TO BENEFITS UNDER PART A
                   AND SUPPLEMENTARY BENEFITS UNDER PART B)


SECTION 1. GENERAL

        (a) For purposes of determining "credited service" as used in this Program, the word "employment" shall include

            (1) all employment prior to an employe's retirement, or termination of employment, whichever is earlier, whether on salary or hourly-rate, with the Corporation or its directly or indirectly wholly-owned or substantially wholly-owned domestic or foreign subsidiaries in accordance with I.R.C. Section 414(b), (c),
                (m), (n), and (o), as well as service with any company (including service with any directly or indirectly wholly-owned or substantially wholly-owned subsidiary of such company) of which substantially all the assets have been acquired by the Corporation or its subsidiaries, excluding any directly or indirectly wholly-owned or substantially wholly-owned subsidiary of the Corporation acquired or formed by the Corporation on or after March 1, 1984, provided that no employment prior to date of acquisition with any such directly or indirectly wholly-owned or substantially wholly-owned domestic or foreign subsidiary acquired after October 1, 1950 or with any company (including employment with any directly or indirectly wholly-owned or substantially wholly-owned subsidiary of such company) of which substantially all the assets are acquired by the Corporation or its subsidiaries after October 1, 1950 shall be taken into account for purposes of determining credited service; and

A, Art. II, 1(a)(2)

            (2) any period of employment with a company in which General
                Motors Corporation held, directly or indirectly, at least 25% of the common stock, if such employment was immediately followed by employment commencing prior to October 1, 1950 with General Motors Corporation or its directly or indirectly wholly-owned or substantially wholly-owned domestic or foreign subsidiaries provided the inclusion of such period of employment is authorized under such rules as may be established in conformity with the objectives of the Program by the Named Fiduciary or its delegate.

        (b) For the purposes of this Program, credited service is generally considered automatically broken by a quit or discharge; provided that if, after a quit or discharge, an employe has been or is rehired, his credited service shall be reinstated as provided in
            Section 4(a) of this Article II. However, the period during which such employe is absent from service because of such quit or discharge shall not be included in the calculation of the amount of credited service, unless the employe was or is absent from service at the request of, or with the approval of, the Corporation for the purpose of employment with a company affiliated with the Corporation and, upon termination of such employment with such affiliate, returned or returns to the service of the Corporation as his first employment following his employment with the affiliate.

        (c) Credited service (and years of credited service) as used in this Program shall be computed to the nearest full month and shall be the sum of the number of years (and months thereof) of (i) credited service prior to October 1, 1950, and (ii) credited service on or after October 1, 1950. Provisions regarding credited service prior to October 1, 1950, are set forth in the General Motors Retirement Program for Salaried Employes as amended through October 1, 1984.

                                                                   A, Art. II, 2


SECTION 2. CREDITED SERVICE SUBSEQUENT TO OCTOBER 1, 1950

        (a) Credited service shall consist of the number of years (to the nearest 1/12 thereof) represented by:

            (1) All periods of regular employment subsequent to October 1,
                1950, for which an employe receives compensation. No credited service shall accrue hereunder for an employe classified as a Flexible Service employe except as otherwise provided in subsection (e) of this Section 2.

            (2) All periods of absence prior to (i) an employe's retirement, or
                (ii) termination of employment, whichever is earlier, under a compensable Disability Leave of Absence, as defined in
                Section 8 of this Article II.

            (3) All periods of absence prior to (i) an employe's retirement, or
                (ii) termination of employment, whichever is earlier, under an approved Military Leave of Absence provided the employe is reemployed in accordance with the terms of such leave of absence. However, such credited service shall not exceed four years, or such longer period during which he has reemployment rights pursuant to any Federal law, and provided, further, that the employe is reemployed in accordance with the terms of such leave of absence or, if reemployed by the Corporation at a location other than the location from which the leave was granted, within 90 days from the date of his discharge from the armed forces.

A, Art. II, 2(a)(4)

            (4) All periods of absence during any calendar year after December
                31, 1967 and prior to an employe's retirement under a layoff or an approved noncompensable Disability Leave of Absence provided the employe receives compensation for periods totaling at least one month during such calendar year, and provided further, that if such layoff or Disability Leave of Absence commences in a calendar year after December 31, 1969 and continues after that year, credited service shall be granted for each calendar month of such absence, not to exceed eleven months of credit for all such absence related to receipt of such compensation from the Corporation in the first year. For the purposes of this subparagraph (a)(4) only, an employe who is laid off and whose first day of absence due to such layoff is the first regularly scheduled work day in January shall be deemed to have been laid off on December 31 of the year in which he last worked. An employe who returns to work on or after October 1, 1979 and receives pay for a period of less than one month and who thereafter returns to such layoff or Disability Leave of Absence, shall not be disqualified, solely because of the receipt of such pay, from receiving any such credit for which he otherwise would be eligible hereunder.

        (b) An employe who is at work on or after March 1, 1982, and

            (1) is laid off on or after March 1, 1982, and

            (2) has 10 or more years of credited service at the time such layoff commences, and

            (3) while on such layoff receives the maximum eleven months of credited service for absence due to layoff or Disability Leave of Absence in accordance with subparagraph (a)(4) above, and

A, Art. II, 2(b)(4)


            (4) thereafter continues to be absent due to such layoff,

            shall be granted credited service for each additional month of such absence, not to exceed a maximum of twelve months of credit.

        (c) For an employe who has at least five years of credited service (1) as of December 31, 1967 and who was absent under a layoff during any calendar year after December 31, 1955 and prior to January 1, 1963, or (2) as of December 31, 1973 and who was absent under a layoff during any calendar year after December 31, 1950 and prior to January 1, 1956, or (3) as of October 1, 1979 and who was absent under a layoff during any calendar year after December 31, 1962 and prior to January 1, 1968, or (4) as of October 1, 1984 and who was absent under a layoff during any calendar month after December 31, 1978 and prior to January 1, 1984, credited service shall be granted for each calendar month of such absence, not previously credited under this Section 2 during which such employe remained on layoff status and retained credited service, the amount of credited service to be granted per year being the months of such absence in such year multiplied by a percentage as set forth in the following table:

                        Employe's Credited Service on
                 December 31, 1967 in the Case of (1) Above
                or December 31, 1973 in the Case of (2) Above
                 or October 1, 1979 in the Case of (3) Above
                 or October 1, 1984 in the Case of (4) Above         %
                --------------------------------------------------------

                        20 years or more                             100
                        15 years but less than 20 years              75
                        10 years but less than 15 years              50
                         5 years but less than 10 years              25


            provided that the employe makes proper application.

A, Art. II, 2(d)

        (d) All periods on an approved leave of absence as provided for in certain collective bargaining agreements pursuant to policy and rules as may be established by the Corporation.

        (e) All hours worked and compensated while classified as a Flexible Service employe on and after August 7, 1984, except that no credited service will accrue prior to the later of:

            (1) one year of employment, or

            (2) attainment of age 21 (age 25 prior to October 1, 1985).

            Credited service during Flexible Service employment will be based on compensated hours worked and will accumulate only if the employe works 750 or more hours during the calendar year, as follows:

                                                   Equivalent Months
                     Compensated Hours            of Credited Service
                  ---------------------------------------------------
                             Less than 750                None
                     750 but less than 895                  6
                   895 but less than  1040                  7
                  1040 but less than  1185                  8
                  1185 but less than  1330                  9
                  1330 but less than  1475                 10
                  1475 but less than  1615                 11
                  1615 or more                             12


        (f) Notwithstanding any other section of this Article II, in the case of an employe who shall retire on or after October 1, 1990, the employe's credited service for the period before January 1, 1966 shall not be less than the employe's length of service as of December 31, 1965.

A, Art. II, 3

SECTION 3. LOSS OF CREDITED SERVICE

        Unless otherwise provided by the Named Fiduciary or its delegate, credited service will be broken, and all prior credited service will be lost, notwithstanding the provisions of Sections 1 and 2 above, if the employe:

        (a) Quits,

        (b) Is discharged for cause,

        (c) Is paid a separation allowance because of his refusal to accept a salaried position or an hourly-rate job in accordance with Corporation policy,

        (d) Is laid off or is given an approved leave of absence (excluding Military and compensable Disability Leave of Absence) if the period of continuous absence is one year or more and is equal to or in excess of the employe's credited service prior to such layoff or approved leave of absence,

        (e) Fails to report for work in accordance with the terms of a Military or compensable Disability Leave of Absence,

        (f) Is given a final release or a mutually satisfactory release, or

        (g) Is separated under any classification other than those specifically covered above.

A, Art. II, 3

        For the purposes of this Section 3, credited service will not be broken and prior credited service will not be lost as a result of any separation if the period following immediately thereafter is a period during which compensation by the Corporation or its directly or indirectly wholly-owned or substantially wholly-owned domestic or foreign subsidiaries was on a commission basis and such period is followed immediately thereafter by salaried or hourly-rate employment. However, except as provided in Section 10 of General Provisions, any such period during which compensation was on a commission basis shall not be included in the calculation of the amount of credited service.


SECTION 4. REINSTATEMENT OF CREDITED SERVICE

        (a) Any employe who loses credited service under the provisions of
            Section 3 immediately above and is later reemployed by the Corporation shall have such credited service reinstated upon making proper application.

        (b) Any employe retired under the total and permanent disability provisions of this Program who subsequently is deemed recovered and whose disability benefit then ceases will then have reinstated the credited service the employe had at the time of disability retirement, provided the employe is reemployed, or is granted a leave of absence or otherwise given the status of an inactive employe, by the Corporation.

        (c) Any employe retired under the provisions of this Program, except total and permanent disability retirement, who subsequently is reemployed by the Corporation or one of its directly or indirectly wholly-owned or substantially wholly-owned subsidiaries will then have reinstated the credited service the employe had at the time of retirement.

                                                                A, Art. II, 4(d)

        (d) If a former employe who is entitled to a deferred retirement benefit under Part A and, if applicable, a deferred supplementary retirement benefit under Part B (or a deferred pension under the "General Motors Hourly-Rate Employes Pension Plan") is reemployed by the Corporation prior to the commencement of such deferred retirement benefits, such employe shall, upon making proper application, have reinstated, in lieu of such deferred retirement benefits, the credited service lost at the time the employe became entitled to such deferred retirement benefits; provided that if an employe with 10 or more years of credited service

            (1) is reemployed by, and works for, the Corporation within 36 months of the date he lost credited service under Section 3 of this Article II, and

            (2) becomes disabled while employed by the Corporation for less than 5 months, and such disability is continuous for a period of 5 months during which he makes proper application and submits medical evidence satisfactory to the Corporation that he is totally and permanently disabled, he will be deemed eligible for a disability retirement benefit under Section 4 of Article I of this Part A and such benefit will be payable pursuant to Section 2 of the General
            Provisions of this Program, as though he had been an employe throughout such disability period.

A, Art. II, 5

SECTION 5. CREDITED SERVICE OF EMPLOYES FORMERLY ON THE HOURLY ROLL

        Any employe transferred from the hourly roll to the salary roll, or hired as a salaried employe following the loss of credited service as an hourly-rate employe, shall, upon making proper application, receive credit to the nearest 1/10th of a year for his credited service as recognized under the "General Motors Hourly-Rate Employes Pension Plan". Employment while covered under The GM Special Pension Plan shall not be credited hereunder, except for an employe with seniority on March 1, 1988, who has not received a cash payment representing his accrued benefit under The Special Pension Plan.

SECTION 6. SERVICE WITH A FOREIGN SUBSIDIARY

        An employe whose employment as an hourly or salaried employe with a directly or indirectly wholly-owned or substantially wholly-owned foreign subsidiary of General Motors Corporation has been terminated other than by retirement, shall be granted credited service under this Program for any periods of active service with such foreign subsidiary or, if greater, the amount of service credited to such employe under any pension or retirement plan of the foreign subsidiary at the time of his termination, excluding any directly or indirectly wholly-owned or substantially wholly-owned subsidiary of the Corporation acquired or formed by the Corporation on or after March 1, 1984, provided such service was prior to his most recent period of active service credited under this Program.

        Any monthly Part A benefits or supplementary benefits under Part B payable under this Program to a retired employe who has received credited service under this Section 6 will be reduced by an amount equivalent to the total of any monthly benefits (or lump-sum payment) that could be payable to such employe under any

                                                                   A, Art. II, 6

        other retirement plan to which the foreign subsidiary has contributed, excluding, however, any retirement benefits or portion thereof purchased by employe contributions. Any survivor benefits payable under this Program to a survivor of such an employe shall be subject to similar reduction by monthly survivor benefits payable under any other plan to which the foreign subsidiary has contributed.

SECTION 7. NO DUPLICATION OF CREDITED SERVICE

        There shall be no duplication of credited service and no more than a year's credit will be given for any calendar year except as otherwise provided in Sections 10 and 12 of this Article II with respect to foundry and asbestos service.

SECTION 8. COMPENSABLE DISABILITY LEAVE OF ABSENCE

        The term "Compensable Disability Leave of Absence" as used herein means an absence from work because of occupational injury or disease incurred in the course of employment, and on account of which absence the employe receives Workers Compensation while on an approved leave of absence.

SECTION 9. TEMPORARY EMPLOYMENT

        A regular employe, with periods of temporary employment prior to the date he last worked as a regular employe, will be granted credited service for actual time paid while working on any temporary employment immediately preceding regular employment.

A, Art. II, 10

SECTION 10.  FOUNDRY SERVICE

        An employe who has credited service on or after October 1, 1990 and who at retirement has over 10 years of credited service which he accrued while employed in certain salaried positions in specified foundries as set forth in Appendix A shall receive additional credited service related thereto for purposes of this Part A. Total credited service for any such employe shall be the sum of (i) credited service otherwise credited to him, and (ii) any such additional credited service which shall be credited to him in accordance with the following table:


                    Years of Credited Service         Additional
                    Credited on Foundry Jobs       Credited Service
                 --------------------------------------------------
                 For years 1 through 10                    0
                 For 10 years, 1 month through 25       33-1/3%
                 For years over 25                        20%



SECTION 11.  HOURS, YEARS AND BREAKS IN SERVICE TO COMPLY WITH
             THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

        (a) An employe who breaks credited service on or after October 1, 1990 who would be eligible for a deferred benefit under Article III of this Part A, except solely for the fact that he does not have at least 5 years of credited service under the foregoing Sections of this Article II, shall be eligible for a deferred benefit under the provisions of Article III of this Part A, if at the time the employe breaks credited service, he has 5 years of service solely as determined under this Section 11, and provided that such employe is credited with one hour or more of credited service or service accrued on or after January 1, 1989.

                                                              A, Art. II, 11(b)

        (b) The monthly amount of any such deferred benefit shall be based solely on the credited service that the employe had under the foregoing Sections of this Article II when he broke credited service.

        (c) No employe shall be eligible to be covered under this Section 11 until he (i) attains age 21, or (ii) completes 1 year of service under this Section 11, whichever is later. Rehired employes shall participate immediately.

        (d) An employe shall complete 1 year of service when he completes 750 hours of service in the 12 consecutive month period beginning with his employment commencement date. If an employe fails to complete 750 hours of service in such period, he shall complete 1 year of service in the first 12 consecutive month period thereafter in which he completes 750 hours of service, measured from each succeeding anniversary of his employment commencement date. Thereafter, an employe shall complete 1 year of service during each 12 consecutive month period in which he completes 750 hours of service, measured from the anniversary of his employment commencement date. A year of service under this Section 11 shall include service (i) with affiliated group members accrued subsequent to acquisition, (ii) rendered to the Corporation as a former leased employe (but only upon employe application with substantiation of such service satisfactory to the Corporation), and (iii) rendered to the Corporation as an hourly-rate employe in accordance with I.R.C. Section 414(b), (c), (m), (n), and (o).

        (e) An employe who satisfies the eligibility requirements of this
            Section 11, and who is otherwise entitled to participate in the Program, shall commence participation under this Section 11 if he satisfies such requirements (i) between April 1 and September 30; on the first day of the plan year beginning after the date on which such requirements are satisfied, or (ii) between October 1 and March 31; on the first day of the plan year that includes the date such requirements are satisfied, but in no event shall any employe participate hereunder if he breaks length of service prior to such commencement date.

A,Art.II,11(f)

         (f)     An employe shall complete an hour of service under this
                 Section 11 for each hour for which he is paid by the Corporation for working or for which he is paid by the Corporation for having been entitled to work. Any hours for which an employe receives pay for having been entitled to work, irrespective of mitigation of damages, shall be credited to the period or periods he was so entitled, rather than to the period in which he receives such pay. There shall be no duplication of any hours of service under this Section 11.

         (g) Solely for purposes of determining years of service for vesting under this Section 11, all of the employe's years of service shall be taken into account except the following: (i) years of service before age 18 (age 22 prior to October 1, 1985); (ii) years of service before January 1, 1971, unless the employe has at least 3 years of service after December 31, 1970; (iii) years of service prior to any 1-year break in service as defined herein, until the employe completes a year of service after such break; (iv) for non-vested participants under this Section 11, years of service prior to any 1-year break in service if the number of such consecutive breaks equals or exceeds the aggregate number of years of service prior to such break, for a non-vested participant at work on or after October 1, 1985, years of service prior to any 1-year break in service if the number of such consecutive breaks equals or exceeds the greater of 5, or the aggregate number of years prior to such break (such aggregate number of years of service before such break shall not include any years of service not required to be taken into account under this
                 Section 11 by reason of any prior break in service); (v) years of service before October 1, 1976, if such service would have been disregarded under rules of the Program as in effect on October 1, 1976, regarding breaks of service; and (vi) any year in which the employe completes less than 750 hours of service.

                                                                  A,Art.II,11(h)

         (h)     An employe shall incur a 1-year break in service under this
                 Section 11 in any 12 consecutive month period during which he does not complete more than 375 hours of service, measured from the anniversary of his employment commencement date. Solely for purposes of determining whether an employe has incurred such 1-year break in service, in addition to hours worked which are paid by the Corporation, any hours which an employe does not work but for which he is paid by the Corporation for vacation, sickness or disability, or is entitled to be so paid, directly or indirectly, shall be taken into consideration. For any absence from work commencing on and after October 1, 1985 by reason of pregnancy of the individual, childbirth, placement of a child related to an adoption, or for child care purposes immediately following such birth or placement, the employe shall be credited with the hours of work for which he otherwise would have been scheduled, or, if unable to determine such scheduled hours, 8 hours for each work day of such absence, not to exceed a total of 501 hours for any such absence. Such hours shall be credited in the year in which the absence commences if necessary to prevent incurring a 1-year break in service, otherwise such hours shall be credited in the immediately following year.

SECTION 12.  ASBESTOS SERVICE

         An employe with credited service on or after October 1, 1990 who at retirement has over 10 years of credited service which was accrued while employed in certain salaried positions in specified asbestos operations as set forth in Appendix B shall receive additional credited service related thereto for purposes of this Part A, in the same manner as set forth in Section 10 of this Article II.

A, Art. III

                                  ARTICLE III
             RETENTION OF DEFERRED RETIREMENT BENEFIT IF SEPARATED

         (a) Any employe who, on or after October 1, 1990, loses accumulated credited service under the provisions of Article II of this Part A shall be eligible for a deferred retirement benefit under this Part A if such employe is not retired and eligible for benefits pursuant to Article I of this Part A, and provided the credited service of such employe at separation is at least 5 years, or such employe satisfies the service requirements of Section 11 of Article II of this Part A, and provided that such employe is credited with one hour or more of credited service or "service" accrued on or after January 1, 1989, or such employe has attained the Normal Retirement Age as defined in Section 1(g) of the General Provisions.

         (b) The monthly amount of any deferred retirement benefit shall be a basic benefit for each year of credited service, determined by his Benefit Class Code as set forth in Section 1 (c) of
                 Article I of this Part A when he lost credited service, as set forth in the table immediately following:

                        Date of Loss            Benefit          Basic
                             of                  Class          Benefit
                      Credited Service            Code            Rate
                     --------------------------------------------------
                                                                   $
                     October 1, 1990               A              28.35
                     through                       B              28.60
                     September 30, 1991            C              28.85
                                                   D              29.10
                     October 1, 1991               A              29.50
                     through                       B              29.75
                     September 30, 1992            C              30.00
                                                   D              30.25
                     October 1, 1992               A              30.70
                     and After                     B              30.95
                                                   C              31.20
                                                   D              31.45

                                                              A, Art. III, (c)

         (c) A former employe who is eligible for a deferred retirement benefit may at the election of such former employe receive either

                 (1) a monthly benefit commencing at or after age 65 determined in accordance with subsection (b) above, or

                 (2) a monthly benefit commencing after age 55 and prior to age 65 determined in accordance with subsection (b) above, reduced as follows:

                                       Age When
                                   Benefit Commences            Percentage(*)
                                   ---------------------------------------
                                          55                      42.8%
                                          56                      46.8
                                          57                      51.2
                                          58                      55.5
                                          59                      59.6
                                          60                      64.0
                                          61                      71.2
                                          62                      78.4
                                          63                      85.6
                                          64                      92.8
                                          65                     100.0

(*) Prorated for intermediate ages computed on the basis of the number of complete calendar months by which the employe is under the age he will attain at his next birthday.

A, Art. III, (d)

         (d) The deferred retirement benefit shall be payable commencing the first day of the month coinciding with or next following the employe's attainment of the applicable age set forth in subsection (c) of this Article III or, if later, the first day of the month following the month in which the Corporation receives a written request from such former employe; provided that such written request shall be valid and effective only if it is filed with the Corporation not earlier than 60 days prior to the date such former employe first became eligible for such benefit, and, for such employe who broke credited service prior to October 1, 1976, not later than his 70th birthday, otherwise no deferred retirement benefit shall be payable at any time.

         (e) The amount of any monthly retirement benefit otherwise payable to a former employe eligible for a deferred retirement benefit will be reduced by the value of any past and future benefits paid or payable to any alternate payee(s) under a Qualified Domestic Relations Order within the meaning of I.R.C. Section 414(p).

                 The actuarial value will be used to determine any amount to be paid to any such payee(s), if applicable, and the remaining benefit entitlement of the employe.

                                                                      B, Art. I



                         PART B - CONTRIBUTORY BENEFITS


                                   ARTICLE I

                    PROVISIONS RELATING TO PRIMARY BENEFITS
                           AND SUPPLEMENTARY BENEFITS

SECTION 1. ELIGIBILITY REQUIREMENTS

         (a)     FOR PRIMARY BENEFITS

                 Each salaried employe will be eligible to commence contributing under Part B on the first day of any month provided that at the time he commences to contribute all of the following conditions are met:

                 (1)      Such employe has reached age 21;

                 (2) Such employe has at least six months of continuous service; and

                 (3) Such employe's base salary rate is greater than $2000 per month.

         (b)     FOR SUPPLEMENTARY BENEFITS

                 (1) An employe who has 5 or more years of credited service as determined under Article II of Part A, or an employe who satisfies the "service" requirements of Section 11 of Article II of Part A, or an employe retired as a normal retirement on or after October 1, 1990, and in any case is eligible to receive benefits under Part A, shall be entitled to receive supplementary benefits under this Part B, if otherwise eligible based upon his average monthly base salary, for the following periods:

B, ART. I,1(b)(1)(i)

                          (i) any period of credited service prior to October 1, 1950, provided that on and after October 1, 1950 the employe contributes at all times while eligible and does not withdraw his contributions prior to termination of employment,

                          (ii) the continuous period of credited service during which the employe contributes under Part B at all times while eligible to do so and during which he does not withdraw his contributions prior to termination of employment, and

                          (iii) any period, not credited under (i) or (ii) immediately above, prior to the earliest date on which the employe was eligible to contribute or age 30, if later, provided that such period shall not exceed the number of years and fractions thereof credited under
                                  (ii) above.

                 (2) For the purpose of making the computation described in paragraph (1) immediately above, if the employe:

                          (i) failed to contribute (aa) while temporarily absent and receiving salary at a reduced rate, or (bb) for a period of absence during which contributions are permitted under
                                  Section 4 of Article II of this Part B, or
                                  (cc) while under age 30, he shall not be considered to have broken the continuous period during which he contributed while eligible,

                          (ii) withdrew his contributions while on layoff which did not result in loss of credited service prior to such layoff, he shall not be considered to have withdrawn his contributions prior to termination of employment, and

                                                         B, ART. I, 1(b)(2)(iii)

                          (iii) withdrew his contributions under this Program while employed by any wholly-owned or substantially wholly-owned subsidiary whose employes are excluded from participation under this Program, the employe will forfeit any monthly Part B benefits for which he otherwise would have been eligible at retirement except as provided under Article II, Section 1(a)(2) of this Part B.

SECTION 2.       RETIREMENT BENEFITS

         (a)     RETIREMENT AT OR AFTER AGE 65

                 Retirement benefits, if any, under Part B for an employe who retires at or after age 65 will commence on the first day of the month coinciding with or next following the employe's first day of absence because of retirement.

         (1)     PRIMARY BENEFITS

                 The annual rate of primary retirement benefits payable after retirement under Part B at age 65 or after will be equal to the sum of

                 (i) 60% of the total of the employe's own contributions made prior to July 1, 1977,

                 (ii) 75% of the total of such contributions made on and after July 1, 1977 and prior to October 1, 1979, and

                 (iii) 100% of the total of such contributions made on and after October 1, 1979.

B, ART. I, 2(a)(2)

         (2)     SUPPLEMENTARY BENEFITS

                 The monthly supplementary retirement benefits shall be 1% of the employe's average monthly base salary in excess of the amount indicated below times the number of years and months of the employe's credited service, as determined under Article II of Part A, or as may be adjusted under Section 1 (b) above:

                             Retirement With      Part B Supplementary Benefit
                            Benefits Payable   Based on Average Monthly Base Salary
                               Commencing               In Excess of:
                --------------------------------------------------------------

                            October 1, 1990                 $
                            through
                            September 1, 1991             2,910.00

                            October 1, 1991
                            through
                            September 1, 1992             3,025.00

                            October 1, 1992
                            and after                     3,145.00

         (b)     RETIREMENT BETWEEN AGES 60 AND 65

                 (1) If an employe retires voluntarily at or after age 60 prior to age 62, there shall be payable any primary and supplementary benefits to which he may enitled on account of service rendered up to the of his retirement commencing on the first day of the month coinciding with or next following his attaining age 62 or he may elect to receive either his primary benefit or supplementary benefit, or both, on a reduced basis commencing on the first day of any month coinciding with or following his first day of absence because of retirement and prior to age
                          62. with such reduction being as set forth in the table in Part A, Article I, Section 2(b)(2)(i).

                                                             B, ART. I, 2(b)(2)


                 (2) An employe discharged for cause at or after age 60 and prior to age 65 shall be entitled to the benefits described in Section 2(b)(1) above.


(c)     RETIREMENT PRIOR TO AGE 60 OTHER THAN FOR TOTAL AND PERMANENT
        DISABILITY

                 (1) If an employe who has 10 or more years of credited service retires voluntarily (i) at or after age 55 and prior to age 60 and whose combined years of age and years of credited service (to the nearest 1/12th in each case) at retirement total 85 or more, or (ii) prior to age 55 with 30 or more years of credited service, and in either case was hired prior to January 1, 1988, he shall be entitled to primary and supplementary retirement benefits on account of service rendered up to the date of his retirement commencing on the first day of the month coinciding with or next following his attainment of age 62, or he may elect to receive either his primary benefit or supplementary benefit, or both, commencing on the first day of any month coinciding with or following his first day of absence because of retirement and prior to age 62 in which case any benefits shall be reduced from the amount that would otherwise be payable commencing at age 62 multiplied by a percentage as set forth in the table in Part A,
                          Article I, Section 2(b)(2)(i).

                 (2) If an employe who has 10 or more years of credited service retires voluntarily at or after age 55 and prior to age 60 and (i) whose combined years of age and years of credited service (to the nearest 1/12th in each case) at retirement total less than 85, or
                          (ii) who was hired on or after January 1, 1988, he shall be entitled to primary and supplementary retirement benefits on account of service rendered up to the date of his retirement commencing on the first day of the month coinciding with or next following his attainment of age 65, or he may

B, ART. I, 2(C)(2)

                          elect to receive either his primary benefit or supplementary benefit, or both, commencing on the first day of any month coinciding with or following his first day of absence because of retirement and prior to age 65 in which case any benefits shall be reduced from the amount that otherwise would be payable commencing at age 65 multiplied by a percentage as set forth in the table in Part A,
                          Article I, Section 2(b)(2)(ii).

                 (3) An employe (i) who has 10 or more years of credited service and who is discharged for cause at or after age 55 and prior to age 60, or (ii) who has 30 or more years of credited service, was hired prior to January 1, 1988, and who is discharged for cause prior to age 55, shall be entitled to the benefits described in Sections 2(c)(1) or 2(c)(2) above, whichever is applicable.

         (d)     RETIREMENT PRIOR TO AGE 65 FOR TOTAL AND PERMANENT DISABILITY

                 If an employe is retired prior to age 65 for total and permanent disability and commences to receive total and permanent disability benefits under Part A, any supplementary benefits to which he may be entitled on account of service rendered up to the date of his retirement which are payable at age 65 shall be payable commencing at the same time as benefits payable under Part A without reduction in amount because of such earlier commencement. Any primary benefits to which the employe may be similarly entitled and which are payable at age 65 shall be payable commencing on the first day of the month with respect to which the initial benefit payment is made under Part A without reduction in amount because of such earlier commencement.

                                                               B, ART. I, 2(e)

         (e)     REEMPLOYMENT

                 If a retired employe who is receiving retirement benefits is reemployed by the Corporation or one of its directly or indirectly wholly-owned or substantially wholly-owned domestic or foreign subsidiaries, payment of his Part B benefits shall cease and he shall be treated thereafter for the purposes of this Program as if he had not previously retired, except that:

                 (1) For the purpose of (aa) the death benefit provisions of Section 5(c)(4) and 6(a)(1) of this Article I, and
                          (bb) the provisions of Section 1(a)(2) of Article II of this Part B relating to the return of an employe's contributions, and solely with respect to the employe's contributions made prior to the date his primary benefits commenced because of retirement, no interest will be credited on the employe's contributions for the period during which he received such primary benefits and upon his reemployment his contributions will be deemed to have been reduced by the amount of such primary benefits (but with such reduction not to exceed the amount of his contributions plus interest); and

                 (2) the amount of any death benefit otherwise subsequently payable under Section 6(a)(2) of this
                          Article I shall be reduced by an amount equal to the amount of reduction specified in the preceding item
                          (1).

B, ART. I, 3

SECTION 3. EMPLOYE CONTRIBUTIONS

         (a) Each employe participating in Part B for primary benefits will contribute 1.25% of the amount of his monthly base salary in excess of $2,000.

         (b) An employe may accrue Part B primary benefits for no more than 35 years. In that regard, however, an otherwise eligible employe who remains at work for GM after contributing for 35 years, may continue to contribute, while otherwise eligible to do so, except that his contributions made in his earliest months of Program participation, commencing with the first month of participation and continuing sequentially thereafter, shall be used to reduce, on a dollar-for-dollar basis, the gross amount of each current monthly contribution that otherwise might be made, as determined by the employe's most recent monthly base salary. The full amount of all such prior contributions used in any such reduction will be used to determine the employe's monthly amount of Part B primary benefits, but at the updated Part B benefit accrual rate. The overall effect of the treatment described herein is to limit to 35 years the period in which any employe may accrue Part B primary benefits, but to maximize the monthly Part B primary benefit generated by such contributions.

         (c) An employe may continue to contribute from the date he first becomes eligible until he (1) ceases to be eligible, or (2) retires, any provisions of the preceding paragraph to the contrary notwithstanding.

         (d) If an employe at any time or for any reason withdraws his contributions, he shall not be entitled to any primary retirement benefits under Part B with respect to any period of service prior to the date of such withdrawal of contributions, except as otherwise provided in Sections 1(a)(1) abd (2) and 2(c)(2) of Article 11 of this Part B, or in subsections (e) and (g) of this Section 3.

                                                               B, ART. I, 3(e)

         (e) If an employe with 5 or more years of credited service, as determined under Article II of Part A, at any time or for any reason withdraws his contributions, he shall not forfeit any deferred benefits which are attributable to the Corporation's contributions made up to the time of such withdrawal of contributions.

         (f) If an employe at any time or for any reason withdraws his contributions, he shall not be entitled to make any additional withdrawal of his contributions for a period of two years from the date of such withdrawal of contributions.

         (g) In the event an employe withdraws his contributions under this Program, he thereafter shall not have any right to repay in a lump-sum the amount withdrawn. Such employe, if vested, will be entitled to a Corporation provided benefit which will not be less than an amount determined under (i) Article III of Part A, and (ii) this Part B, less an amount attributable to the employe contributions withdrawn, as may be determined in accordance with applicable IRS regulations.

SECTION 4. OPTIONAL FORMS OF RETIREMENT BENEFITS

         (a)     SURVIVING SPOUSE COVERAGE

                 In lieu of any primary or supplementary benefits otherwise payable hereunder, an employe who retires or is retired or who loses credited service and is eligible for a deferred retirement benefit pursuant to the provisions of Articles II or III of this Part B, shall be deemed to have elected automatically a reduced amount of primary and/or supplementary benefits to provide surviving spouse coverage in accordance with the provisions of Part A, Article II, Section 5(a) through (g) of this program. An employe may prevent

B, ART. I, 4(a)

                 This automatic election during the month prior to the effective date by executing a specific written rejection of such election, which includes the written consent of his spouse witnessed by the program representative, or a notary public, on a form approved by the Corporation and filing it with the Corporation. An employe may revoke a written rejection of this automatic election, without the consent of the spouse, at any time prior to commencement of benefits.

         (b)     JOINT AND SURVIVOR OPTION

                 Under this option, any person may be designated by the employe as the contingent annuitant. The amount of monthly benefits payable to such contingent annuitant if such contingent annuitant is living at the death of the employe shall equal any designated percentage, up to a maximum of 100%, of that portion of the employe's reduced monthly benefits (which are in lieu of benefits otherwise payable as primary benefits, supplementary benefits, or both, as the case may be) as to which the coverage is elected. Benefits hereunder shall be provided in accordance with the provisions of Part A, Article I, Section 6 of this Program.

         (c)     THE SURVIVING SPOUSE OF AN EMPLOYE WHO

                 (1) dies on or after attaining age 55 with 10 or more years of credited service, or at any age with 30 or more years of credited service and his date of hire was prior to January 1, 1988, but before the first day of the month coinciding with or next following the first day of absence because of retirement (or, if later, the commencement date of his monthly basic benefit in the case of an employe who defers the receipt of his monthly benefit under Part A, Article I, Section 2(b)(2)), and

                                                            B, ART. I, 4(c)(2)

                 (2) if he had retired at the date of his death, would have been eligible for the coverage under Part A,
                          Article I, Section 5(a) of this Program, and

                 (3)      is not covered by the provisions of Section 5 of this
                          Article I

                 shall be entitled to any primary or supplementary benefits otherwise payable in accordance with the provisions of Part A, Article I, Section 5(h) of this Program.

SECTION 5. BENEFITS FOR SURVIVING SPOUSE IN EVENT OF AN EMPLOYE'S DEATH PRIOR
           TO RETIREMENT

         (a)     ELECTION OF COVERAGE

                 An employe who is participating for primary benefits under this Part B shall be deemed to have elected automatically, subject to all the conditions thereof, to provide, in the event of an employe's death prior to retirement, a monthly benefit for the further lifetime of the employe's designated surviving spouse.

         (b)     BENEFITS PAYABLE

                 The monthly benefit payable to such spouse following the employe's death while this coverage is, or is assumed to be, in effect shall be an amount equal to 60% of the employe's accrued primary and supplementary benefits under Part B of this Program applicable on account of service rendered up to his date of death which would otherwise have been payable under this Part B upon retirement of the employe at age 65. The 60% will be increased by one-quarter of one percent (1/4%) for each 12 months in excess of five (5) years that the spouse's age exceeds the employe's age or decreased by one-quarter of one percent (1/4%) for each 12 months in excess of five (5) years that the spouse's age is less than the employe's age.

B, ART. I, 5(c)

         (c)     GENERAL PROVISIONS

                 (1) Payment of the monthly benefit to the surviving spouse following an employe's death shall be in lieu of any death benefits otherwise payable to such spouse under Part B of this Program.

                 (2) The benefit payable to an eligible surviving spouse under subsection (b) of this Section 5 shall include a benefit related to the employe's accrued supplementary benefit even though the employe's credited service is less than 5 years on his date of death.

                 (3) Payment of the monthly benefit to the surviving spouse following the employe's death while this coverage is in effect shall commence on the first day of the month following the month in which the death of the employe occurs and shall continue during the further lifetime of such surviving spouse.

                 (4) Upon the death of the designated surviving spouse following the employe's death while this coverage was in effect, there shall be paid to the beneficiary designated by the employe (or, if the employe has designated no beneficiary, to the estate of such spouse) an amount equal to the excess, if any, of (i) all of the employe's contributions under this Program as to which this coverage is applicable plus interest to the date of the employe's death over (ii) the total of any amounts paid to such spouse under this coverage.

                 (5) No additional contributions under the Program will be required of an employe by reason of this coverage.

                                                                B, ART. I, 5(d)

         (d)     EFFECTIVE DATE OF COVERAGE

                 The effective date of this coverage shall be the first day of the month coinciding with the employe's commencement of participation in Part B of this program, except that in the case of an employe who marries or remarries subsequent to age 21, the effective date of the coverage with respect to the spouse by such marriage or remarriage shall be the first day of the month coinciding with or next following the first anniversary of such marriage or remarriage.

         (e)     DURATION OF COVERAGE

                 Once the coverage has become effective it will remain in effect (and benefits will become payable thereunder to the designated surviving spouse in the event of the employe's death) up to but excluding the earliest of the following dates:

                 (1) the date of the final dissolution of the employe's marriage other than by the employe's death, unless a Qualified Domestic Relations order within the meaning of I.R.C. Section 414(p) provides to the contrary;

                 (2) the first day of the month coinciding with or next following the employe's first day of absence because of retirement, except that in the case of an employe who retires for total and permanent disability on or after January 1, 1974 with less than 30 years of credited service, the coverage may remain in effect until the first day of the month coinciding with or next following the employe's attainment of age 55; or

B, ART. I, 5(e)(3)

                 (3) the first day of the month coinciding with or next following 12 successive months from the effective date of layoff, special leave of absence without pay or transfer to the hourly rolls, except that in the case of an employe who has 10 or more years of credited service, the coverage may remain in effect until the first day of the month coinciding with or next following 24 successive months from such effective date.

         (f)     ALTERNATIVE COVERAGE

                 In the event the coverage described in this Section 5 ceases to be effective, and the employe has 5 or more years of credited service, or satisfies the "service" requirements of
                 Section 11 of Article II of Part A, and in either case is credited with one or more hours of credited service or "service" accrued on or after January 1, 1989, survivor coverage as described in, and in accordance with, the provisions of Part A, Article I, Section 5(j) of this Program, is provided with respect to any accrued Part B benefits.

SECTION 6. DEATH BENEFITS

         (a) Upon the death of the employe or, if later, the death of any contingent annuitant designated by the employe if either of the coverages provided under Section 4 of this Article I has become effective with respect to primary benefits otherwise payable under this Part B, there shall be paid to the beneficiary designated by the employe or, if the employe has designated no beneficiary, to the estate of such employe, an amount, if any, determined in accordance with the following items (1) or (2), whichever is applicable:

                                                             B, ART. I, 6(a)(1)

                 (1) DEATH OF THE EMPLOYE PRIOR TO RETIREMENT -- an amount equal to the excess of (i) all of the employe's contributions under this Program plus interest to the date of the employe's death over (ii) the sum of all payments, if any, made to the employe, to any such designated contingent annuitant of benefits under either of such coverages which are in lieu of primary benefits otherwise payable under this Part B, and to any alternate payee subject to a Qualified Domestic Relations Order within the meaning of I.R.C. Section 414(p).

                 (2) DEATH OF THE EMPLOYE AT OR AFTER RETIREMENT -- an amount equal to the greater of:

                          (i)     the total of

                                  (aa)     125% of the employe's contributions
                                           made prior to July 1, 1971 under
                                           Section 3 of Article I of this Part
                                           B (or, if greater, 30 times the
                                           amount of monthly primary retirement
                                           benefits accrued prior to July 1,
                                           1971 that would have been payable
                                           under this Part B if neither of such
                                           coverages with respect to primary
                                           benefits otherwise payable under
                                           this Part B had become effective),
                                           and

                                  (bb)     125% of the employe's contributions
                                           made on and after July 1, 1971 under
                                           Section 3 of Article I of this Part
                                           B (or, if greater, the total of such
                                           contributions plus interest to the
                                           date of the employe's retirement),
                                           or

                          (ii)    all of the employe's contributions under
                                  Section 3 of Article I of this Part B plus interest to the date of the employe's retirement,

B, ART. I, 6(a)(2)

                                  less the sum of all payments, if any, made to the employe and to any such designated contingent annuitant of primary benefits provided under this Part B, or of benefits under either of such coverages which are in lieu of primary benefits otherwise payable under this Part B, and to any alternate payee subject to a Qualified Domestic Relations Order within the meaning of Section 414(p).

                                  In the case of an employe whose death occurs while the coverage set forth in Section 5 above is in effect, the foregoing terms and provisions of this Section 6 are subject to and limited by the conditions of such coverage.

                 (b)      Except as provided in Sections 4 and 5 of this
                          Article I, which describe optional benefits that may be related to, or in lieu of, supplementary benefits under this Part B, no benefit related to an employe's accrued supplementary benefit is payable following the death of an employe or retired employe.

SECTION 7. BENEFITS FOR EMPLOYES WHO RETIRED WITH BENEFITS PAYABLE COMMENCING PRIOR TO OCTOBER 1, 1990

         (a) Except as otherwise provided in this Section 7, an employe who retired with benefits payable commencing prior to October 1, 1990, or the eligible surviving spouse or contingent annuitant of such an employe, or the eligible surviving spouse of an employe who died in active service prior to September 18, 1990, with the coverage to provide benefits for his surviving spouse in effect, shall be entitled to the benefits, if any, under the Program as it existed immediately prior to the amendments which became effective as of October 1, 1990.

                                                                 B, Art. I, 7(b)

         (b) Effective October 1, 1990, the benefits payable under this Part B to such retired employes or the benefits payable to retired employes, surviving spouses, and contingent annuitants in lieu of, or related to, such benefits shall be increased to the extent necessary to provide monthly Part B benefits equal to the benefits which would have been payable had the Part B benefits payable to the employe at or after age 65 been increased by 0.195% for each complete calendar month of retirement between October 1, 1987 and October 1, 1990.

         (c) In applying the formula described in subsection (b) immediately above, the following rules shall be used:

                 (1) the total annual increase in benefits payable to the employe at or after age 65 as set forth in subsection
                          (b) shall not exceed 7%;

                 (2) in the case of an eligible surviving spouse of an employe who died in active service, the formula shall be based on the number of complete calendar months from the date of the employe's death or October 1, 1987, if later, to October 1, 1990.

         (d) An employe who retired under the Program with benefits payable commencing prior to September 18, 1990 and who has survivor coverage in effect with respect to all, or any part, of his Part B benefits but whose designated spouse or contingent annuitant is deceased prior to September 18, 1990, shall receive the increase in benefits which otherwise would have been payable to him under this Section 7 on or after September 18, 1990 as if such coverage was not in effect.

B, Art. I, 7(e)

         (e)     Notwithstanding any of the foregoing provisions of this
                 Section 7, an employe who retired voluntarily between ages 55 and 59 with benefits payable commencing prior to September 18, 1990, and whose combined years of age and years of credited service totaled less than 85, or an employe whose separation from service prior to age 60 was classified by the Corporation as a discharge for cause, shall not be eligible for the increase in benefits provided in this Section 7.

         (f) Any early retirement supplement or interim supplement payable pursuant to Section 7 of Article I of Part A shall be redetermined taking into account any increase in the supplementary benefit payable under this Section 7.

                                                                      B, Art. II


                                   ARTICLE II

              PROVISIONS RELATING SPECIFICALLY TO PRIMARY BENEFITS

SECTION 1. SEPARATION FROM SERVICE PRIOR TO AGE 60

         (a) Except as otherwise provided under subsections (b) and (c) of this Section 1, an employe upon separating from service prior to age 60 for any reason except death or retirement must either:

                 (1) leave his contributions in Part B and receive, commencing on the first day of the month coinciding with or next following the employe's attainment of age 65 (or, on a reduced basis pursuant to paragraph
                          (c)(2) of Article III of Part A, on the first day of any month coinciding with or following the employe's attainment of age 55 and prior to age 65), the deferred primary retirement benefit which will have accrued under Part B by his own contributions and, if he has contributed for at least five years or has 5 or more years of credited service as determined under
                          Article II of Part A, the Corporation's
                          contributions; or

                 (2) elect to have returned to him all of his own contributions under Section 3 of Article I of this Part B plus interest to the date of such election and, if he has 5 or more years of credited service as determined under Article II of Part A, he will receive a deferred benefit related to the Corporation contributions made up to the time of such withdrawal of contributions, commencing on the first day of the month coinciding with or next following the employe's attainment of age 65 (or, on a reduced basis pursuant to paragraph (c)(2) of Article III of Part A, on the first day of any month coinciding with or following the employe's

B, Art.  II, 1(a)(2)

                          attainment of age 55 and prior to age 65). Any return of contributions must include the written consent of his spouse witnessed by a program representative, or a notary public, on a form approved by the Corporation and filing it with the Corporation. Upon any subsequent reemployment, the employe will be considered as a new employe for purposes of the provisions of this Part B relating to primary benefits except as otherwise provided in
                          Section 2 of this Article II.

         (b) An employe who is separated from service in a layoff classification (1) at or after age 55 with 10 or more years of credited service, (2) prior to age 55 with 30 or more years of credited service and whose date of hire was prior to January 1, 1988, or (3) prior to age 55 with 10 but less than 30 years of credited service at the time of such separation, provided that his credited service at such time is sufficient so that he will retain credited service until age 55, will not be required to make either election described in (a) immediately above.

         (c) An employe who is separated from service and who, as a consequence of such separation, elected to receive a deferred primary retirement benefit under Part B as described in subsection (a)(1) of this Section 1, may reinstate the primary retirement benefit accrued at the time he made such election to receive a deferred primary benefit provided that he (1) contributes under Part B from the date of such reemployment, and (2) returns to the Corporation any annuity notice or other certificate of entitlement related to such deferred primary retirement benefit.

         (d) For purposes of Section 6 of Article I of this Part B, an employe to whom this Section 1 applies (other than such an employe who elects to have contributions returned with interest) shall be considered to have retired on the date the payment of primary benefits commences under this Part B.

                                                                   B, Art. II, 2


SECTION 2. TEMPORARY ABSENCE

         (a)     TEMPORARY ABSENCE BUT RECEIVING FULL SALARY

                 If an employe is temporarily absent from active duty but is receiving full salary, his monthly contributions under Part B will be deducted in the usual way and his retirement benefits will be accrued just as if he were at work.

         (b)     TEMPORARY ABSENCE BUT RECEIVING SALARY
                 AT REDUCED RATE OR NO SALARY

                 No contributions will be required from an employe who is temporarily absent and receiving salary at a reduced rate or no salary, and no primary retirement benefits will be accrued under this Part B for the period during which no contributions are made. This will in no way affect retirement benefits previously accrued. Contributions, if made, shall be upon the basis you the reduced salary except that contributions, if made, by an employe on Disability Leave of Absence shall be upon the basis of the employe's full monthly base salary rate.

         (c)     LAYOFFS

                 (1) No contributions will be permitted from an employe who has been laid off, and no primary retirement benefits will be accrued under this Part B during the period of layoff.

B, Art. II, 2(c)(2)

                 (2) An employe who is laid off may, at his option, leave his contributions in the Program, in which event his primary retirement benefits previously accrued under this Part B will remain to his credit subject to the provisions of subsection (4) of this Section 2(c). If such an employe is thereafter reemployed within a period of twelve months from the date he is laid off (24 months in the case of an employe who is laid off with 10 or more years of credited service), he will resume contributions under Part B.

                 (3) If an employe who is laid off and withdraws his contributions is reemployed within twelve months after the date he is laid off (24 months in the case of an employe who is laid off with 10 or more years of credited service) and elects to contribute under Part B from the date of such reemployment, he may then, at his election, return the amount which he had withdrawn and thereupon become eligible to receive the primary retirement benefits, covered by contributions made prior to the date of his layoff, for which he would have been eligible if he had not withdrawn his contributions.

                 (4) If an employe is not rehired within twelve months of the date he is laid off (24 months in the case of an employe who is laid off with 10 or more years of credited service), he will be treated as a retirement under the Program, or as a separation, with the rights provided in the "Eligibility for Retirement" section of this Program or under Section 1 of this
                          Article II, whichever is applicable.

                                                                   B, Art. II, 3


SECTION 3. INTEREST CREDITS

         Prior to October 1, 1976, in any case in which interest is payable under the terms of this Program, such interest will be determined on the basis of the rates allowed by the Insurance Companies referred to in Section 6 of General Provisions and will be computed on each contribution from the July 1st following the date such contribution was made to the first of the month in which such interest is payable (but in no event beyond the earlier of the death or retirement of the employe), and will be compounded annually.

         On and after October 1, 1976, contributions shall accrue interest at a rate of 5%. On and after October 1, 1988, contributions shall accrue interest at a rate of 120% of the annual Federal mid-term rate in effect under Section 1274 of the Internal Revenue Code for the first month of the plan year.

SECTION 4. TREATMENT OF EMPLOYES RETURNING FROM LEAVE OF ABSENCE
                 OR LAYOFF IN CONNECTION WITH A NATIONAL EMERGENCY

         (a) An employe who is granted a Military Leave of Absence, or other leave of absence in connection with a national emergency, or who is laid off as a result of declining volume of business related to such emergency, may be permitted to contribute and to accrue primary retirement benefits under Part B in such amounts and for the period for which he would have been eligible if he had remained actively in the employ of the Corporation, or one of its subsidiaries, under such rules as the Named Fiduciary or its delegate may establish, provided:

                 (1) the employe returns to work following the termination of his leave of absence or reenters the employ of the Corporation, or one of its subsidiaries, within such period and in accordance with the rules established by the Named Fiduciary or its delegate; and

B, Art. II, 4(a)(2)


                 (2) the employe participates for primary benefits under Part B, if eligible, upon his return to work following the termination of his leave of absence or upon his reemployment by the Corporation or one of its subsidiaries.

         (b) The salary to be used in determining an employe's eligibility for contributions, and the amount of contribution, under this
                 Section 4 shall be the base salary of such employe at the time of his leave of absence or layoff from the Corporation, or one of its subsidiaries.

         (c) The Named Fiduciary or its delegate shall, from time to time, adopt rules to carry out the provisions of this Section in conformity with the objectives of this Program.

         (d) Notwithstanding the provisions of Section 1(b) of Article I of this Part B, an employe who may have become eligible to make contributions in accordance with this Section 4 and who does not so elect shall be eligible nevertheless for supplementary retirement benefits under Part B.

SECTION 5. TREATMENT OF FORMER SALARIED EMPLOYES WHO RETIRE UNDER
           THE GENERAL MOTORS HOURLY-RATE EMPLOYES PENSION PLAN

         An hourly-rate employe who has contributions in Part B of this Program, and who retires under the provisions of the "General Motors Hourly-Rate Employes Pension Plan", shall be eligible to receive primary benefits under this Part B based upon the amount of contributions to his credit. Solely for the purpose of determining the basis upon which such primary benefits are payable, such employe shall be treated as a retirement under this Program on the basis which most closely corresponds to his retirement under the "General Motors Hourly-Rate Employes Pension Plan".

                                                                   B, Art. II, 6


SECTION 6. TREATMENT OF FORMER SALARIED EMPLOYES WHO RETIRE UNDER
           THE ELECTRONIC DATA SYSTEMS (EDS) PENSION PLAN

         A salaried employe who has contributions in Part B of this Program, and who retires under the provisions of the "EDS Pension Plan", shall be eligible to receive primary benefits under this Part B based upon the contributions to his credit. Solely for the purpose of determining the basis upon which any such primary benefits may be payable, retirements from EDS (i) prior to age 60 will be deemed to be voluntary, and (ii) at or after age 60 will be deemed to be as provided under Section 11(b) of the General Provisions.


                                  ARTICLE III

                        PROVISIONS RELATING SPECIFICALLY
                           TO SUPPLEMENTARY BENEFITS

SECTION 1. RETENTION OF DEFERRED SUPPLEMENTARY RETIREMENT BENEFITS IF
           SEPARATED

         An employe who, on or after October 1, 1990, loses accumulated credited service under the provisions of Article II of Part A, who is not retired and who is eligible for a deferred retirement benefit under Article III of Part A shall, subject to the provisions of
         Section 1(b) of Article I of this Part B, be entitled to receive deferred supplementary benefits, with the payment of such benefits to commence at the same time and under the same provisions as applicable to his deferred retirement benefit under Part A.

                                                                 B, Art.  III, 2


SECTION 2. TREATMENT OF FORMER SALARIED EMPLOYES WHO RETIRE UNDER
           THE GENERAL MOTORS HOURLY-RATE EMPLOYES PENSION PLAN

         An hourly-rate employe with 5 or more years of credited service who has accrued supplementary benefits under Part B of this Program, and who retires under the provisions of the "General Motors Hourly-Rate Employes Pension Plan", shall be eligible to receive supplementary benefits, if any, as determined in Article I, Section 2(a)(2) of this Part B, based upon the employe's credited service and average monthly base salary in effect immediately prior to his transfer to the hourly payroll. Solely for the purpose of determining the basis upon which any supplementary benefits may be payable, such employe shall be treated as a retirement under this Program on the basis which most closely corresponds to his retirement under the "General Motors Hourly-Rate Employes Pension Plan".

SECTION 3. TREATMENT OF FORMER SALARIED EMPLOYES WHO RETIRE UNDER
           THE EDS PENSION PLAN

         A salaried employe with 10 or more years of credited service who has contributed while eligible, does not withdraw his contributions while employed by EDS and who retires under the provisions of the "EDS Pension Plan", shall be eligible to receive any supplementary benefits for which he may be eligible under this Part B, using his base salary at EDS and General Motors to determine his "average monthly base salary." Solely for the purpose of determining the basis upon which any such supplementary benefits may be payable, retirements from EDS
         (i) prior to age 60 will be deemed to be voluntary, and (ii) at or after age 60 will be deemed to be as provided under Section 11(b) of the General Provisions.

         A salaried employe with less than 10 years of credited service at the date of his transition to EDS shall not be eligible to receive any supplementary benefits hereunder, since all of the assets and liabilities related to any and all supplementary benefits to which any such employe may have been entitled have been transferred from the Program Trust to EDS in connection with the transition of certain General Motors employes to EDS.

                                                                   Gen.  Pro., 1
                               GENERAL PROVISIONS

SECTION 1. DEFINITION OF CERTAIN TERMS USED IN THIS PROGRAM

         (a) EMPLOYES

             (1) Unless the context indicates otherwise, the term
                 "employes" as used in this Program shall mean salaried employes of the Corporation and its directly or indirectly wholly-owned or substantially wholly-owned domestic or foreign subsidiaries in accordance with I.R.C. Section 414(b), (c),
                 (m), (n), and (o) (other than such employes while assigned to operations in Canada after 1970, and employes of any directly or indirectly wholly-owned or substantially wholly-owned subsidiary of the Corporation acquired or formed by the Corporation on or after March 1, 1984, excluding employes of the Saturn Corporation through December 31, 1991, and employes of the General Motors Investment Management Corporation) (i) who are working in the United States, or (ii) who are citizens of or domiciled in the United States and who have been or may hereafter be hired in the United States by the Corporation or its said subsidiaries and who are sent out of the United States by the Corporation or its said subsidiaries to work in foreign operations, and whose services, if discontinued, would be discontinued by recalling said employes to the United States and terminating their services in the United States (herein sometimes referred to as United States Employes in Foreign Service). Employes compensated wholly or in part on a commission basis shall be regarded as "employes" and may participate in the Program to the extent and subject to the conditions set forth in Section 10 of these General Provisions and other applicable sections of the Program. Employes classified by the

Gen.  Pro., 1(a)(1)

                 Corporation as (i) "part-time employes" -- more than "half-time" (employes who work one-half or more of the employing unit's work week), or (ii) "Flexible Service" employes (employes hired on an indefinite basis who are regularly scheduled to work between 50% and 80% of the employing unit's base work week) shall be regarded as "employes", provided, however, that the provisions of Part A,
                 Article II, Section 2(e) of this Program shall apply to "Flexible Service" employes.

                 Effective October 1, 1990, the term "employes" also shall include salaried employes of General Motors who are working at GM operations in Puerto Rico. Certain benefit rates and a benefit formula applicable solely to such employes, which are, with respect to such employes, in lieu of the benefit rates and benefit formula otherwise applicable hereunder, are set forth in Exhibit C of this Program.

         (2) The term "employes" shall not include employes who are classified as (i) "temporary employes", including per diem employes, or (ii) "part-time employes" -- less than half-time (employes who work less than one-half of the employing unit's work week) -- provided, however, that the provisions of Part A, Article II, Section 11 of this Program shall apply to each of these classifications, as may be applicable.

         (3) The term "employes" shall not include employes represented by a labor organization who are covered by a collective bargaining agreement which incorporates or makes as a part thereof:

                 (i) this Program as amended by the collective bargaining agreement, or

                                                         Gen.  Pro., 1(a)(3)(ii)

                 (ii) a program or plan similar in purpose to this Program, or

                 (iii) some other plan or program acknowledged by the Corporation and the employes' bargaining agent to be a substitute for, or in lieu of, benefits provided by this Program, or

                 (iv) an understanding that this Program shall cease prospectively to be available, applicable, or operative with respect to each salaried employe covered by such agreement.

                 Such employes shall cease to be eligible for participation in this Program as of the effective date of, or at such other time as may be specified in, such collective bargaining agreement. If such collective bargaining agreement expires or is terminated, and the employe remains a represented employe, such employe shall continue to be ineligible for participation in this Program during the period required to conclude a new collective bargaining agreement.

         (4) The term "employes" shall not include members of the Board of Directors of General Motors Corporation or its directly or indirectly wholly-owned or substantially wholly-owned subsidiaries, or of Committees appointed by any such Board of Directors, who are not officers or regular employes of the Corporation or said subsidiaries.

         (5) The term "employes" shall not include leased employes as defined under Section 414(n) of the Internal Revenue Code.

Gen.  Pro., 1(b)

         (b)     BASE SALARY

                 The term "base salary" as used in this Program shall mean the salary paid for a work week of not more than 40 hours, exclusive of any other compensation. An employe's annual base salary is limited to $200,000, as may be adjusted under applicable Federal regulations.

                 An employe's base salary for purposes of determining benefits and contributions paid under this Program shall include salary election deferrals pursuant to (i) a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code as provided under the Corporation's Savings-Stock Purchase Program for Salaried Employes in the United States, and (ii) an arrangement under Section 125 of the Internal Revenue Code.

         (c)     AVERAGE MONTHLY BASE SALARY

                 (1) The term "average monthly base salary" as used in this Program shall mean the monthly average of the employe's base salary for the highest 60 of the 120 months immediately preceding his termination of employment (including EDS and Hughes Aircraft employment, where applicable) or his transfer to the hourly rolls.

                 (2) For purposes of determining "average monthly base salary" the following provisions shall apply:

                                                         Gen.  Pro., 1(c)(2)(i)

                          (i) Base salary as indicated in the table below shall be used for any month, referred to in subsection (c)(1) above, preceding termination of employment, or transfer to the hourly rolls, for which the employe's full monthly base salary rate was less than the amounts as shown below:

                                       Retirement With
                                      Benefits Payable
                                         Commencing                 Base Salary
                                         ----------                 -----------
                                                                         $
                                      October 1, 1990
                                      through
                                      September 1, 1991               2,910.00

                                      October 1, 1991
                                      through
                                      September 1, 1992               3,025.00

                                      October 1, 1992
                                      and
                                      After                           3,145.00

                          (ii)    For any month referred to in subsection
                                  (c)(1) above, preceding termination of
                                  employment, or transfer to the hourly rolls, for which the employe received base salary at less than his full monthly base salary rate, his full monthly base salary rate last received preceding such month shall be used for such month.

                          (iii)   For any month referred to in subsection
                                  (c)(1) above, preceding an employe's
                                  termination of employment, or transfer to the hourly rolls, during which the employe was on the hourly payroll and subsequent to which the employe commenced service as a salaried employe, his monthly base salary rate immediately following the commencement of such service as a salaried employe shall be used for such month.

Gen.  Pro., 1(d)


        (d)     CONTINUOUS SERVICE
                (APPLICABLE TO PRIMARY BENEFITS UNDER PART B)

                 (1) The term "continuous service" as used in this Program shall include all employment, whether on salary or hourly-rate, with the Corporation and its directly or indirectly wholly-owned or substantially wholly-owned domestic or foreign subsidiaries, now owned or hereafter acquired, as well as service with any company (including service with any directly or indirectly wholly-owned or substantially wholly-owned subsidiary of such company) of which substantially all the assets have been or are hereafter acquired by the Corporation or its said subsidiaries.

                 (2) Any period during which an employe has been or is absent from service under an approved leave of absence with pay, as well as any period not in excess of one month during which an employe has been or is absent from service under such leave of absence without pay, will be included in the calculation of the amount of continuous service. In the case of any employe absent from service in excess of one month under an approved leave of absence without pay, the period during which said employe has been or is absent from service under such leave shall be excluded in the calculation of the amount of continuous service, but his continuous service shall not be broken. An employe who leaves or has left the service of the Corporation without a Military leave of absence to enter the Armed Forces of the United States or of Canada or to accept employment with the Government of the United States or with the Government of Canada and who is rehired after he has terminated such military or governmental service within such period and under such rules as the Named Fiduciary or its delegate has heretofore and may hereafter establish, shall be treated in the same manner as an employe who has received an approved leave of absence without pay.

                                                            Gen.  Pro., 1(d)(3)

                 (3) For the purposes of this Program if, after a quit or discharge, an employe has been or is rehired, his continuous service shall commence from the date of rehiring.

                 (4) In cases of employes who have been or are released and who have not been or are not returned to work within twelve months from the date of such release, such employes shall have the same status as if they had quit.

                 (5) In cases of employes who have been or are laid off and who have not been or are not returned to work within five years (or, if less, a period equal to the employe's continuous service prior to such layoff) from the date of such layoff, such employes shall have the same status as if they had quit.

         (e)     FEDERAL SOCIAL SECURITY BENEFIT

                 (1) A Federal Social Security benefit for disability or an unreduced Federal Social Security benefit for age means a benefit determined and payable under Title II of the Federal Social Security Act, as now in effect or as hereafter amended, without any reduction being made therein based on the age of the recipient.

                 (2) Old age benefit payments or disability benefit payments, other than those payable on a basis of "need" or because of military service, under any future Federal legislation amending, superseding, supplementing, or incorporating the Federal Social Security Act, as amended, or benefits provided therein, shall be considered as benefits for age or disability under the Federal Social Security Act for purposes of this Program.

Gen.  Pro., 1(e)(3)

                 (3) If an employe is eligible for a Federal Social Security benefit for disability or an unreduced Federal Social Security benefit for age at the time of retirement or thereafter, such employe shall advise the Corporation of the effective date of entitlement to such benefit.

         (f)     GENDER

                 Wherever in this Program a masculine pronoun is used, it shall be deemed in all instances, where appropriate, to include the feminine also.

         (g)     NORMAL RETIREMENT AGE

                 The normal retirement age for any employe shall be the later of age 65 or the fifth anniversary of the date the employe commenced participation in this Program. An employe who shall cease active service after attaining the normal retirement age shall be entitled to receive a nonforfeitable retirement benefit under Article III of Part A, and Section 1 of Articles II and III of Part B, if applicable.

         (h)     ACTUARIAL VALUE

                 The actuarial value as of any determination date shall be calculated on the basis of the UP-84 mortality table and the applicable interest rate used by the Pension Benefit Guaranty Corporation (PBGC) as of the first day of the plan year preceding the determination date.

                                                                   Gen.  Pro., 2

SECTION 2. PAYMENT OF RETIREMENT BENEFITS AND SUPPLEMENTS

         (a)     (1)      Except as otherwise provided in subsection (g) of
                          this Section 2, retirement benefits and supplements shall be paid monthly.

                 (2) Monthly payments of an employe's retirement benefits other than for total and permanent disability shall become payable with the employe's consent commencing on the first day of the month coinciding with or next following the employe's first day of absence because of retirement and the benefits shall be payable monthly thereafter. No such consent shall be required where the present value of such benefits is $3,500 or less, as determined in accordance with I.R.C. Section 411(a)(11).

                 (3) Total and permanent disability retirement benefits shall be payable monthly during the continuance of total and permanent disability and while the retiree otherwise remains eligible for such benefits. Such payments shall begin the latest of:

                          (i) the first day of the month which includes the date the required proof of disability is received by the Corporation, or

                          (ii) the first day of the month which includes the date the employe has been continuously and totally disabled for a period of five months, or

                          (iii) the first day of the third month following the date the required proof of disability is received by the Corporation.

                                  This subsection (iii) shall not be applicable
                                  (a) if the employe dies prior to such date, or (b) where Extended Disability Benefits are less than the benefits payable under this Program.

Gen.  Pro., 2(a)(3)

                          Successive periods of absence due to the same disability as that upon which claim for total and permanent disability retirement benefits is based and aggregating at least five months will be considered the same as one continuous absence provided that the aggregate will not include any such absence which precedes the last day at work by more than one year.

                 (4) Any supplement shall be payable in the manner provided in Section 7 of Article I of Part A.

                 (5) Part A benefits and supplementary benefits under Part B shall not be payable with respect to any period for which any layoff payments, salary payments, or any sickness and accident benefits are payable to the employe by the Corporation or under any plan to which the Corporation has contributed. For the month in which the last such layoff payment, salary payment, or sickness and accident benefit payment is made, the Part A benefits (excluding any special benefit payable thereunder) and supplementary benefits under Part B shall be payable only with respect to that portion of the month for which no such layoff payments, salary payments, or sickness and accident benefits were payable. Any primary benefits payable under Section 2 of Article I of Part B, and any special benefit payable under Part A, shall be payable commencing the first day of the month with respect to which the initial benefit payment is payable under Part A.

         (b) If a retired employe who is receiving retirement benefits is reemployed by the Corporation or one of its directly or indirectly wholly-owned or substantially wholly-owned domestic subsidiaries, such employe shall cease to receive such benefits during such reemployment. Such an employe shall accrue

                                                                Gen.  Pro., 2(b)

                 additional credited service under this Program or the Program of the subsidiary where he has been reemployed as a result of such employment and, if otherwise eligible, shall be permitted to make contributions. Upon subsequent cessation of active service, the employe's monthly retirement benefits shall be adjusted with regard to such employment.

         (c) If a retired employe receives a retroactive Social Security Disability Insurance Benefit (DIB) award resulting from a Reconsideration or Hearing before an administrative law judge, the amount of retirement benefits to be repaid will be reduced by an amount equal to any attorney fees, paid by the retired employe, associated with the award, provided the retiree makes such repayment within 30 days of the date, on or after October 1, 1987, he is notified by GM of the amount to be repaid.
                 This reduction applies only to attorney fees associated with a successful appeal of a denial of DIB, and includes only that portion of such fees associated with the period of time the retired employe was entitled to receive retirement benefits. Any such reimbursement for any such fees may not exceed 25 percent of the amount of any overpayment as of the first of the month immediately following the month in which the retiree is notified by Social Security of his DIB award. Attorney fees incurred for services received prior to denial of the initial application for DIB will not reduce the amount of repayment due.

                 The above provision is to be coordinated with a similar provision in the Life and Disability Benefits Program to ensure the retired employe does not receive credit for more than the actual amount of eligible attorney fees incurred in securing the award, and any reduction, as specified above, first will be taken as a reduction to any overpayment due from the employe under the Life and Disability Benefits Program.

Gen.  Pro., 2(d)

         (d) In order to retire under this Program, an employe must have unbroken credited service at the time of his retirement, except that a person who is eligible for benefits under the Income Protection Plan and is not receiving deferred retirement benefits under this Program or the Hourly-Rate Employes Pension Plan shall not be precluded from retiring without return to employment, even though he shall have incurred a break in credited service while on continuous layoff from the Corporation.

         (e) In the event that it shall be found that any retiree, surviving spouse or contingent annuitant to whom a benefit is payable is unable to care for his or her affairs because of illness or accident, any monthly benefit payment and supplement or survivor benefit due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother, sister, or other person or party (including private or public institutions) deemed by the Corporation to have incurred expense for such retiree or survivor otherwise entitled to payment. Any such payment shall be a payment for the account of the retiree or survivor and shall be a complete discharge of any liability of the Program therefor.

         (f) Notwithstanding any other provision of this Section 2, an employe attaining age 70-1/2 on and after January 1, 1988, will commence monthly receipt of his accrued benefits under this Program, beginning April 1 of the calendar year immediately following the year the employe attains or attained age 70-1/2. No employe shall be eligible to receive any such payment for any month prior to April, 1990, however, and the first such monthly payment shall be April 1, 1990. No employe attaining age 70-1/2 prior to January 1, 1988, shall be eligible hereunder. An employe attaining age 70-1/2 after December 31, 1989, shall have his monthly payment based on his retirement benefit accrual as of December 31 of the year in which he attains

                                                                Gen.  Pro., 2(f)

                 age 70-1/2. The actuarial value of the sum of all cash distributions received by any otherwise eligible employe prior to his actual retirement under this Program will be used as an offset from any additional benefit accrual that might otherwise have been payable to such employe as a result of his working for the Corporation.

         (g) Notwithstanding any other provision of this Section 2, where the sum of the present value of a former employe's monthly deferred retirement benefit commencing at age 65 under Part A, when combined with the present value of any employer provided monthly deferred retirement benefit commencing at age 65 under Part B, is $3,500, or less, the total amount of any employer provided monthly benefit otherwise payable to such former employe, or to the surviving spouse of such deceased former employe, will be paid in a single sum. In the case of a former employe who is not vested in the retirement benefits described in the preceding sentence, such former employe will be deemed, upon termination of Program participation, to have constructively received the total amount of such nonvested benefit. Where the present value of such benefit is more than $3,500, an otherwise eligible former employe, or surviving spouse, will have an option to receive a single-sum payment, but only with spousal consent, where applicable. Any such single-sum payment shall be in full and final satisfaction of any and all benefit entitlement under this Program, and is irrevocable when paid. Solely for purposes of this subsection
                 (g), the interest rate to be used in the determination of the present value of any single sum determined hereunder will be the Pension Benefit Guaranty Corporation's applicable interest rates in effect at the beginning of the plan year in which the single sum is paid. The applicable interest rates shall be used where the present value of the benefit is not in excess of $25,000. Where the present value of the benefit based on applicable interest rates exceeds $25,000, 120% of the applicable interest rates shall be used, provided the remaining lump-sum value not be less than $25,000.

Gen.  Pro., 2(g)

                 In the event any such former employe who receives a single-sum payment is subsequently reemployed by the Corporation, he will be treated as a newly-hired employe, with no entitlement to the reinstatement of any previous credited service, in recognition of his earlier receipt of a single-sum payment representing the present value of the lifetime monthly benefit otherwise related to all such prior years of service.

                 Effective October 1, 1989, in lieu of a single-sum payment which has a present value of more than $3,500, as determined hereunder, a former employe or surviving spouse may elect to receive lifetime monthly benefits that are the actuarial equivalent of such former employe's or surviving spouse's monthly deferred retirement benefits under Part A and Part B, if any.

                 In the event a single-sum payment of $3,500, or less, cannot be made because the identity or location of the former employe or surviving spouse cannot be determined after reasonable efforts to do so have been made, and the payment remains undeliverable for a period of one year from the date of mailing of such notification to the last known address of the former employe, all liability for payment thereof shall terminate immediately, and the amount of the payment shall be applied to reduce Corporation contributions to the Program; provided, however, in the event the identity or location of the former employe or surviving spouse is subsequently determined, such payment shall be made in a single sum.

                                                                   Gen.  Pro., 3


SECTION 3. DEDUCTIONS FOR WORKERS COMPENSATION

         In determining the monthly benefits payable under Part A and any supplementary benefits payable under Part B of this Program, a deduction shall be made, unless prohibited by law, equivalent to all or any part of Workers Compensation (including compromise or redemption settlements) payable to such employe by reason of any law of the United States, or any political subdivision thereof, which has been or shall be enacted, provided that such deductions shall be to the extent that such Workers Compensation has been provided by premiums, taxes, or other payments paid by or at the expense of the Corporation, except that no deduction shall be made for the following:

         (a) Workers Compensation payments specifically allocated for hospitalization or medical expense, fixed statutory payments for the loss of any bodily member, or 100% loss of use of any bodily member, or payments for loss of industrial vision.

         (b) Compromise or redemption settlements payable prior to the date monthly retirement benefits first become payable.

SECTION 4. ASSIGNMENTS AND LOANS

         (a) No right or interest of any participant or of any beneficiary of any participant under the Program shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, but excluding devolution by death or mental incompetency, and no right or interest of any such participant or beneficiary shall be liable for, or subject to, any obligation or liability of such participant

Gen.  Pro., 4(a)

                 or beneficiary except in accord with provisions of a Qualified Domestic Relations Order within the meaning of I.R.C. Section 414(p); provided, however, that any retired employe or eligible survivor:

                 (1) who elects health care coverages or life insurance made available by General Motors may, insofar as it is consistent with the regulations governing the plans providing such coverages, participate in such coverages and have deducted, pursuant to the retired employe's or survivor's written authorization and direction acceptable to the Corporation, the required contribution for such coverages as it may be established from time to time,

                 (2) will have Federal and state income tax withheld pursuant to Federal and state statutes or regulations unless, only with respect to Federal income tax, elected otherwise by submitting to the Corporation written authorization and direction acceptable to the Corporation, or

                 (3) who submits to the Corporation written authorization and direction acceptable to the Corporation may have amounts of not less than $40.00 per month, but in no event more than 10% of the retired employe's monthly benefit, withheld to repay any outstanding overpayment owing to any benefit plan of the Corporation.

         (b) An employe may not borrow against his contributions under this Program at any time.

                                                                   Gen.  Pro., 5


SECTION 5. CORPORATION CONTRIBUTIONS

         (a) The Corporation intends to pay to the Insurance Companies each year such contributions as are determined to be required for the purpose of meeting the cost of primary benefits accrued prior to January 1, 1985 under Part B, any additional cost of providing for payment of unreduced primary benefits accrued prior to January 1, 1985 under Part B prior to age 65, and the cost of the optional benefits described in Sections 4 and 5 of
                 Article I of Part B to the extent such optional benefits are in lieu of, or related to, primary benefits accrued prior to January 1, 1985 under Part B, to the extent not covered by the contributions made by the employes prior to January 1, 1985.

         (b) While the Corporation does not guarantee to do so, it hopes and expects to provide, over such period as it may determine, the cost of the benefits described in Part A, the primary benefits accrued after December 31, 1984 described in Part B, to the extent not covered by employe contributions made after December 31, 1984, and the supplementary benefits described in Part B (including the optional benefits described in Sections 5, 6, and 9 of Article I of Part A and in Sections 4 and 5 of
                 Article I of Part B to the extent such optional benefits are in lieu of, or related to, such benefits), either through placing funds in a retirement trust or through a contract with one or more insurance companies, or both. Such funds will include employe contributions made after January 1, 1985. The Named Fiduciary may appoint an investment manager or managers, as defined under the Employee Retirement Income Security Act of 1974 or regulations thereunder, to manage any assets of the Program.

Gen.  Pro., 5(c)

         (c) Benefits under Part A, primary benefits accrued after December 31, 1984 under Part B and supplementary benefits under Part B (including the aforementioned optional benefits) shall be paid only to the extent that they are provided for by the assets of such retirement trust or under such contract with one or more insurance companies, and there shall be no liability or obligation on the part of the Corporation to make any contributions to the retirement trust or to the insurance company or companies. The amounts by which benefits otherwise payable hereunder are in excess of those provided under the Program as constituted prior to September 15, 1973 shall not be paid hereunder if amounts equal to such excess have been paid directly by the Corporation. No liability for the payment of benefits under Part A, primary benefits accrued after December 31, 1984 under Part B or supplementary benefits under Part B (including the aforementioned optional benefits) shall be imposed upon the Corporation, the officers, directors, or stockholders of the Corporation.

         (d) The Corporation shall comply with all funding requirements of the Employee Retirement Income Security Act of 1974 as they apply to this Program.

         (e) The Corporation may charge to the fund expenses necessary for the proper administration of the Retirement Program and investment of the funds, including the direct cost of benefit administration performed by, or on behalf of, the Corporation for the Retirement Program, the cost of consultant and actuarial services, and Pension Benefit Guaranty Corporation premiums for participants.

                                                                   Gen.  Pro., 6

SECTION 6. PAYMENT OF CONTRIBUTIONS TO PROVIDE ANNUITIES

      (a) Prior to January 1, 1977, contributions of the employes and of the Corporation for primary benefits (including optional benefits described in Sections 4 and 5 of Article I of Part B which are in lieu of, or related to, such primary benefits) were paid over to the Metropolitan Life Insurance Company, the Aetna Life Insurance Company, and The Prudential Insurance Company of America as the considerations for the Corporation's purchase of benefits under the Group Annuity Contract made with them and effective as of July 1, 1940, and as subsequently amended. Commencing January 1,
            1977, the Corporation has made and intends to make contributions from time to time for addition to and accumulation in an account to be held by each of the Insurance Companies under the Group Annuity Contract for providing annuities as described in Section
            6(b) below.   Such contributions  have included  contributions made
            by employes on and after January 1, 1977 and prior to January 1, 1985.

      (b) The annuities which were purchased under the Group Annuity Contract prior to January 1, 1977 will continue in force on and after that date, subject to the terms and conditions of the Group Annuity Contract. When each employe becomes entitled to receive a primary benefit accrued prior to January 1, 1985 under Part B, it is the intention of the Corporation to provide an additional annuity equal to such primary benefit, less any annuity then in force on the employe's account under the Group Annuity Contract. Payment of such annuities will be assured by establishing the appropriate reserves in the account held by each Insurance Company under the Group Annuity Contract.

Gen.  Pro., 6(c)

      (c) The primary benefits referred to in Part B are those purchased prior to January 1, 1977 from the Insurance Companies or for which the appropriate reserves have been established by the Insurance Companies and which are payable by the Insurance Companies under the Group Annuity Contract. The Corporation intends to pay to the Insurance Companies the contributions which will be accumulated for the purpose of establishing reserves to provide primary benefits accrued prior to January 1, 1985 when such benefits are to commence. It is the responsibility of the Insurance Companies to pay to the employes and the designated contingent annuitants, surviving spouses, and beneficiaries of such employes all primary benefits accrued prior to January 1, 1985 resulting from the contributions made by both the employes and the Corporation for such benefits (including the optional benefits described in Sections 4 and 5 of Article I of Part B to the extent such optional benefits are in lieu of, or related to, primary benefits accrued prior to January 1, 1985 under Part
            B) and paid as the considerations for the purchase of such benefits or allocated by the Insurance Companies as reserves to assure payment of such benefits.

SECTION 7.  AMENDMENT, MODIFICATION, SUSPENSION, OR TERMINATION,
            MERGER, CONSOLIDATION, OR TRANSFER OF ASSETS OF PROGRAM
            BY CORPORATION

      (a) The Corporation reserves the right, by and through its Board of Directors, to amend, modify, suspend, or terminate the Program in the future. Absent a written delegation of authority from the Board of Directors, no one has any authority whatsoever to commit to the provision of any retirement benefit, or benefit provision, not otherwise provided expressly under the written terms of this Program, or to change any eligibility criteria, or any other provision or criteria of this Program as constituted herein.

                                                             Gen.  Pro., 7(b)(1)

      (b) (1) If the Corporation, in accordance with this Section 7, or the Pension Benefit Guaranty Corporation, partially or totally terminates the Program, the amount of the assets, which are available to provide benefits, and which are held by the trustees and insurance companies as of the termination date, shall be allocated, after deducting expenses for administration or liquidation, in the following manner and order to the extent of the sufficiency of such assets, and in accordance with any regulations for such determinations as may be issued by the Pension Benefit Guaranty Corporation:

            (aa) First, to that portion of each individual's accrued benefit which is derived from the participant's mandatory contributions.

            (bb)  Second, in the case of benefits payable as an annuity --

                  (i) In the case of the benefit of a participant or beneficiary which was in pay status as of the beginning of the 3-year period ending on the termination date of the Program, to each such benefit, based on the provisions of the Program (as in effect during the 5-year period ending on such date) under which such benefit would be the least.

                  (ii) In the case of a participant's or beneficiary's benefit (other than a benefit described in subparagraph
                        (bb)(i) above) which would have been in pay status as of the beginning of such 3-year period if the participant had retired prior to the beginning of the 3-year period and if his benefits had commenced (in the normal form of annuity under the Program) as of the beginning of such period, to each such benefit based on the provisions of the Program (as in effect during the 5-year period ending on such date) under which such benefit would be the least.

Gen.  Pro., 7(b)(1)(bb)

                  For purposes of subparagraph (bb)(i) above, the lowest benefit in pay status during a 3-year period shall be considered the benefit in pay status for such period.

          (cc) Third, to all other benefits (if any) of individuals under the Program which are guaranteed under the plan termination insurance provisions of the Employee Retirement Income Security Act of 1974 determined without regard to
                  Section  4022(B)(a) of said Act.

          (dd) Fourth, to all other nonforfeitable benefits under the Program.

          (ee)    Fifth, to all other benefits under the Program.

      (2) (aa) The amount allocated under any of the preceding paragraphs with respect to any benefit shall be properly adjusted for any allocation of assets with respect to the benefit under a prior paragraph of this Section 7.

          (bb) If the assets available for allocation under any of the preceding paragraphs (other than paragraphs
                  (b)(1)(dd) and (b)(1)(ee)) are insufficient to satisfy in full the benefits of all individuals which are described in such paragraphs, the assets shall be allocated pro rata among such individuals on the basis of the present value (as of the termination date) of their respective benefits described in such paragraphs.

                                                         Gen.  Pro., 7(b)(2)(cc)

         (cc)     If the assets available for allocation  under paragraph
                  (b)(1)(dd) are insufficient to satisfy in full the benefits of individuals described in that paragraph:

                  (i) Except as provided in subparagraph (b)(2)(cc)(ii) below, the assets shall be allocated to the benefits of individuals described in paragraph
                        (b)(1)(dd) on the basis of the benefits of individuals which would have been described in such paragraph (b)(1)(dd) under the Program as in effect at the beginning of the 5-year period ending on the date of the Program's termination.

                  (ii) If the assets available for allocation under subparagraph (b)(2)(cc)(i) above are sufficient to satisfy in full the benefits described in such subparagraph (without regard to this subparagraph), then for purposes of subparagraph (b)(2)(cc)(i), benefits of individuals described in such subparagraph shall be determined on the basis of the Program as amended by the most recent Program amendment effective during such 5-year period under which the assets available for allocation are sufficient to satisfy in full the benefits of individuals described in subparagraph (b)(2)(cc)(i) and any assets remaining to be allocated under such subparagraph shall be allocated under subparagraph (b)(2)(cc)(i) on the basis of the Program as amended by the next succeeding Program amendment effective during such period.

Gen.  Pro., 7(b)(3)


      (3) In the event of any termination or partial termination of the Program, the right of all affected employes to benefits accrued to the date of such termination or partial termination, to the extent funded as of such date, is nonforfeitable.

      (4) If any assets of the Program attributable to employe contributions remain after all liabilities of the Program to participants and their beneficiaries have been satisfied, such assets shall be equitably distributed to the employes who made such contributions (or their beneficiaries) in accordance with their rate of
            contributions.   Any residual assets of the Program may be
            distributed to the Corporation if all liabilities of the Program to participants and their beneficiaries have been satisfied.

      (5) For purposes of this Section 7(b), the term "mandatory contributions" shall mean amounts contributed to the Program by a participant which are required as a condition of participation in the Program, or as a condition of obtaining benefits under the Program attributable to employer contributions. For this purpose, the total amount of mandatory contributions of a participant is the amount of such contributions reduced (but not below zero) by the sum of the amounts paid or distributed to him under the Program before its termination.

      (6) If the Secretary of the Treasury determines that the allocation made pursuant to this Section 7 results in discrimination prohibited by Section 401(a)(4) of the Internal Revenue Code of 1986, or as it may be subsequently amended, then, if required to prevent the disqualification of the Program (or any trust under the Program) under Section 401(a) or 403(a) of such Code, the assets allocated shall be reallocated to the extent necessary to avoid such discrimination.

                                                                Gen.  Pro., 7(c)

            (c) In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan or program, each participant in the Program would, if the Program then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is at least equal to the benefit such participant would have been entitled to receive immediately before the merger, consolidation, or transfer, if the Program had then terminated.

SECTION 8. GENERAL MOTORS SALARIED EMPLOYES IN PUERTO RICO

      Prior to September 30, 1990, General Motors salaried employes in Puerto Rico were able to contribute and accrue benefits under the General Motors Retirement Program for Salaried Employes in Puerto Rico, subject to the terms and conditions therein prescribed. Effective October 1, 1990, such Program, as well as all funds related to it, was merged with this Program. Any benefits accrued under such Program prior to October 1, 1990, will be paid from this Program. Effective October 1, 1990, salaried employes in Puerto Rico are covered by the terms and conditions of this Program, except as otherwise may be provided with respect to those provisions set forth in Appendix C.

SECTION 9. NON-DUPLICATION OF BENEFITS

      Except as provided in Section 6 of Article II of Part A, no employe of General Motors Corporation or of its said subsidiaries eligible to accrue benefits under this Program will be eligible to accrue benefits under any separate plan, nor will any employe, while accruing benefits under any one plan, be eligible to accrue benefits under any other retirement or pension plan.

Gen.  Pro., 10

SECTION 10.  PARTICIPATION IN PROGRAM BY EMPLOYES COMPENSATED
             WHOLLY OR IN PART ON A COMMISSION BASIS

      The provisions set forth in this Section 10 shall be applicable, notwithstanding any other provision of this Program, to employes who are compensated wholly on a commission basis and to employes compensated on a salaried basis but who have periods of employment either prior to or subsequent to such employment on a salaried basis when compensated wholly or in part on a commission basis, subject to the reservation and limitation, however, set forth in the immediately following
      sentence.   Such  provisions shall  not be  applicable to employes
      compensated wholly or in part on a commission basis who are represented by a labor organization unless such provisions are made applicable to such employes through understandings between the Corporation and their collective bargaining representatives.

      (a)   PART A BENEFITS AND SUPPLEMENTARY BENEFITS UNDER PART B

            For purposes of Part A benefits and supplementary benefits under Part B, credited service of any employe to whom this Section 10 applies shall include periods of employment (and related periods of absence), when compensated wholly or in part on a commission basis, provided such periods would otherwise be included in the determination of credited service under Article II of Part A. For any employe to whom this Section 10 applies, average monthly base salary for purposes of Part A benefits and supplementary benefits under Part B (or base salary for purposes of the computation under Section 7(g) of Article I of Part A) shall be determined on the basis of such employe's Annual Earnings Base, as defined below, in lieu of base salary, for any period included in the computation during which such employe was compensated wholly or in part on a commission basis.

                                                              Gen. Pro., 10(b)

      (b)   PRIMARY BENEFITS UNDER PART B

            For purposes of primary benefits under Part B, any employe to whom this Section 10 applies shall be eligible to contribute for such benefits on the basis of such employe's Annual Earnings Base, as defined below, in lieu of base salary, provided such employe would otherwise be eligible to so contribute in accordance with the conditions specified in Section 1(a) of Article I of Part B; however, for purposes of meeting the service requirement of such
            Section 1(a), a period of employment (and related periods of absence) while compensated wholly or in part on a commission basis may be taken into account.

      (c)   ANNUAL EARNINGS BASE

            The Annual Earnings Base referred to in this Section 10 shall be the annual amount, or a pro rata portion thereof with respect to any period of less than one year, as established for any year for an employe to whom this Section 10 applies under rules to be determined from time to time by the Named Fiduciary or its delegate.

      (d)   BENEFIT CLASS CODE

            For purposes of determining the basic benefit rate under Part A, the Benefit Class Code applicable to a position held by the employe to whom this Section 10 applies shall be the Benefit Class Code "D".

      (e)   OTHER PROVISIONS

            The Named Fiduciary or its delegate shall adopt, from time to time, other rules to carry out the provisions of this Section 10 in conformity with the objectives of this Program.

Gen.  Pro., 11

SECTION 11. TREATMENT OF CERTAIN EMPLOYES UNDER LIMITED EARLY
            RETIREMENT PROVISIONS AND PRIOR PROGRAM PROVISIONS

      Effective September 30, 1987, solely to comply with applicable Federal law, the following consent-type retirements were eliminated: (i) Corporation option, (ii) special, (iii) mutually satisfactory, and (iv) early mutual.

      (a)   LIMITED EARLY RETIREMENT PROVISIONS

            Effective October 1, 1987, pursuant to authority granted by the Corporation's Board of Directors to the Corporation's Management Committee, such Committee may, from time-to-time and in its sole discretion, adopt limited early retirement provisions to provide retirements (i) during a specified period of time, (ii) at a specified level of benefits, and (iii) for identified salaried employes. Any such early retirement provisions that may be adopted by the Corporation in compliance with the authority granted earlier by its Board of Directors, are made a part of this Program as though set out fully herein.

      (b)   PROVISIONS OF PAST PROGRAMS TO HONOR PRIOR COMMITMENTS

            To implement various commitments made, prior to October 1, 1987, by the Corporation to certain otherwise eligible employes with respect to the availability to each of them of unreduced retirement benefits commencing as early as their attainment of age 55, Program provisions in effect at the time such commitments were made shall continue to apply to such employes.

            The provision immediately above is limited in applicability solely to otherwise eligible employes from the following units, and any special conditions relevant to the Corporation commitment to each such group of employes are shown:

                                                          Gen. Pro., 11(b)(1)

      (1) Employes who were working at facilities which had been announced, as of August 31, 1987, to be closed or phased-out, as follows:

                    Division/Unit                             Facilities
                    -------------                             ----------
           Buick-Oldsmobile-Cadillac                    Cadillac
                                                        Chicago
                                                        Fleetwood
                                                        Flint Body Assembly
                                                        Wentzville*

           Central Foundry                              Massena
                                                        Pontiac
                                                        Saginaw Nodular

           Chevrolet-Pontiac-Canada                     Detroit (Plant #37)
                                                        Hamilton
                                                        Norwood
                                                        Pontiac (G Car)

           Detroit Diesel Allison                       Redford
                                                        Romulus

           Fisher Guide                                 Elyria
                                                        Fort Street

           Harrison                                     Buffalo

           Inland                                       Livonia
                                                        Tecumseh

           New Departure-Hyatt                          Bristol



                   *Related to St. Louis Truck & Bus closing.

                           (CONTINUED ON NEXT PAGE)

Gen. Pro., 11(b)(1)

                         (CONTINUED FROM PRECEDING PAGE)

                  Division/Unit                                Facilities
                  -------------                                ----------
           Service Parts Operations                     Baltimore
                                                        Bethpage
                                                        Buffalo
                                                        Burton
                                                        Cleveland
                                                        Columbus
                                                        Dallas
                                                        Dallas AC/Delco
                                                        Dallas T & C
                                                        Houston
                                                        LaMirada
                                                        Memphis T & C
                                                        Newark T & C
                                                        New York
                                                        North Brunswick AC
                                                        Pittsburgh
                                                        Pittsburgh T & C
                                                        Romulus

           Truck & Bus                                  Flint Assembly (Line One)
                                                        Pontiac Central Plants
                                                         (Heavy & Medium Duty
                                                         Trucks & Coach)
                                                        St. Louis

      (2) Otherwise eligible employes who are absent at date of retirement from any unit due to layoff which commenced prior to October 1, 1987, whose age plus credited service totaled 55 or more on the date of layoff .

      (3) Otherwise eligible employes for whom credited service has been continued as a result of such things as (i) the sale of operations, (ii) a joint venture, or (iii) other similar-type transactions, such as acquisitions and mergers, as specifically set forth in Section 12 of General Provisions.

                                                                  Gen. Pro., 12

SECTION 12.  TREATMENT OF CERTAIN EMPLOYES OF

      (a)   TEREX DIVISION

            Notwithstanding any other provision of this Program, in connection with the sale of Terex Division of the Corporation to IBH, termination of employment with General Motors Corporation, other than by death or retirement, shall not be considered a termination of employment for purposes of this Program with respect to an employe (i) who on December 31, 1980 was age 40 or over and had 10 or more years of credited service and whose years of age plus credited service totaled 55 or more, and (ii) whose termination of employment with General Motors Corporation occurs after such employe has been employed by IBH through:

            (1)   December 31, 1985, or

            (2) December 31, 1982, and is terminated by IBH other than as a discharge (for cause).

      (b)   GM BUILDING DIVISION/NEW YORK

            Notwithstanding any other provision of this Program, in connection with the transfer of operation of the New York General Motors Building to Corporate Property Investors, Inc. (CPI), termination of employment with General Motors Corporation, other than by death or retirement, shall not be considered a termination of employment for purposes of this Program with respect to an employe (i) who on February 28, 1982 had 10 or more years of credited service and whose years of age plus credited service totaled 55 or

Gen.  Pro., 12(b)

            more, and (ii) whose termination of employment with General Motors Corporation occurs after such employe has been employed by CPI through:

            (1)   February 28, 1987, or

            (2) February 28, 1984, and is terminated by CPI other than as a discharge (for cause).

            For any month in which such employe is employed by CPI, or any other employer, an employe to whom this Section 12(b) applies who retires under this Program, shall not be entitled to receive the temporary benefit that otherwise may be payable under Part A of this Program.

      (c)   GENERAL MOTORS INSTITUTE

            Notwithstanding any other provision of this Program, in connection with the reorganization of General Motors Institute from a subsidiary of General Motors Corporation to an independent educational facility operated by a successor organization, termination of employment with General Motors Institute, other than by death or retirement, shall not be considered a termination of employment for purposes of this Program until credited service otherwise breaks under Article II, Section 3(d) of Part A with respect to an employe (i) who on June 30, 1982 had 10 or more years of credited service, and (ii) whose termination of employment with General Motors Institute occurs after such employe has been employed by the successor organization through:

            (1)   June 30, 1985, or

            (2) a date prior to June 30, 1985, and is terminated by the successor organization other than as a discharge (for cause).

                                                               Gen.  Pro., 12(c)

            The immediately preceding paragraph notwithstanding, termination of employment with General Motors Institute, other than by death or retirement, by any employe whose credited service otherwise would have broken between ages 55 and 60, in accordance with
            Article II, Section 3(d) of Part A, shall not be considered a termination of employment for purposes of this Program until (i) age 60, or (ii) if earlier, the commencement of monthly benefits hereunder, at which time credited service shall be broken for all such employes.

      (d)   DELCO ELECTRONICS DIVISION

            Notwithstanding any other provision of this Program, an employe who at the request of the Corporation terminated employment with Delco Electronics Division to accept employment with Tau Laboratories shall not be considered a termination of employment for purposes of this Program provided such employe (i) on his last day worked for Delco Electronics Division had 10 or more years of credited service and his age plus credited service totaled 55 or more, and (ii) he remained employed by Tau Laboratories through:

            (1)   December 31, 1987, or

            (2) December 31, 1984, and is terminated by Tau Laboratories other than as a discharge (for cause).

            For any month in which such employe is employed by Tau Laboratories, or any other employer, an employe to whom this
            Section 12(d) applies who was under age 54 on his last day worked for Delco Electronics Division and who subsequently retires under this Program shall not be entitled to receive the temporary benefit that otherwise may be payable under Part A of this Program.

Gen.  Pro., 12(e)

      (e)   GM FANUC ROBOTICS CORPORATION

            Notwithstanding any other provision of this Program, in connection with the formation of GM Fanuc Robotics Corporation
            (GMF), a joint venture between General Motors Corporation and Fujitsu Fanuc Ltd., termination of employment with General Motors Corporation, other than by death or retirement, shall not be considered a termination of employment for purposes of this Program with respect to an employe (i) who on June 30, 1985, had 10 or more years of credited service and whose years of age plus credited service totaled 55 or more, and (ii) whose termination of employment with General Motors Corporation occurs after such employe has been employed by GMF through:

            (1)   June 30, 1985, or

            (2) a date prior to June 30, 1985, and is terminated by GMF other than as a discharge (for cause).

      (f)   GENERAL MOTORS BALANCE ENGINEERING OPERATION

            Notwithstanding any other provision of this Program, in connection with the sale of GM's Balance Engineering Operation to Balance Engineering Company, termination of employment with General Motors Corporation, other than by death or retirement, shall not be considered a termination of employment for purposes of this Program with respect to an employe (i) who on January 31, 1987 had 10 or more years of credited service and whose years of age plus credited service totaled 55 or more, and (ii) whose termination of employment with General Motors Corporation occurs after such employe has been employed by the Balance Engineering Company through:

                                                            Gen.  Pro., 12(f)(1)

            (1)   January 31, 1990, or

            (2) a date prior to January 31, 1990, and is terminated by the Balance Engineering Company other than as a discharge (for cause).

      (g)   SAGINAW DIVISION'S ACTUATOR PRODUCTS GROUP

            Notwithstanding any other provision of this Program, in connection with the sale of Saginaw Division's Actuator Products Group to Thomson Industries, Inc., termination of employment with General Motors Corporation, other than by death or retirement, shall not be considered a termination of employment for purposes of this Program with respect to an employe (i) who on April 30, 1987 had 10 or more years of credited service and whose years of age plus credited service totaled 55 or more, and (ii) whose termination of employment with General Motors Corporation occurs after such employe has been employed by Thomson Industries, Inc., through:

            (1)   April 30, 1990, or

            (2) a date prior to April 30, 1990, and is terminated by Thomson Industries, Inc., other than as a discharge (for cause).

Gen.  Pro., 12(h)

      (h)   GENERAL MOTORS INDUSTRIAL CLEANING TECHNOLOGY CENTER

            Notwithstanding any other provision of this Program, in connection with the joint venture between General Motors Industrial Cleaning Technology Center (ICTC) and ARA Services, Inc., (ARA), termination of employment with General Motors Corporation, other than by death or retirement, shall not be considered a termination of employment for purposes of this Program with respect to an employe (i) who on December 31, 1986, had 10 or more years of credited service and whose years of age plus credited service totaled 55 or more, and (ii) whose termination of employment with General Motors Corporation occurs after such employe has been employed by the GM ICTC-ARA Joint Venture through:

            (1)   December 31, 1989, or

            (2) a date prior to December 31, 1989, and is terminated by the GM ICTC-ARA Joint Venture other than as a discharge (for cause).

      (i)   TRUCK & BUS GROUP

            Notwithstanding any other provision of this Program, in connection with the heavy duty truck joint venture between the Corporation's Truck & Bus Group and Volvo-White, termination of employment with General Motors Corporation, other than by death or retirement, shall not be considered a termination of employment for purposes of this Program with respect to an employe (i) who on August 31, 1987, had 10 or more years of credited service and whose years of age plus credited service totaled 55 or more, and (ii) whose termination of employment with General Motors Corporation occurs after such employe has been employed by the heavy duty truck joint

                                                               Gen.  Pro., 12(i)

            venture between the Corporation's Truck & Bus Group and Volvo-White through:

            (1)   August 31, 1990, or

            (2) a date prior to August 31, 1990, and is terminated by the GMC Truck & Bus Group - Volvo-White Heavy Duty Truck Joint Venture other than as a discharge (for cause).

      (j) MARKETING EDUCATIONAL SERVICES ACTIVITY OF THE CUSTOMER SALES AND SERVICE STAFF

            Notwithstanding any other provision of this Program, in connection with the divestiture of GM's Marketing Educational Services Activity of the Customer Sales and Service Staff to Sandy Corporation, termination of employment with General Motors Corporation, other than by death or retirement, shall not be considered a termination of employment for purposes of this Program with respect to an employe (i) who on August 31, 1987, had 10 or more years of credited service and whose years of age plus credited service totaled 55 or more, and (ii) whose termination of employment with General Motors Corporation occurs after such employe has been employed by the Sandy Corporation through:

            (1)   August 31, 1990, or

            (2) a date prior to August 31, 1990, and is terminated by the Sandy Corporation other than as a discharge (for cause).

Gen.  Pro., 12(k)

      (k)   DETROIT DIESEL ALLISON DIVISION

            Notwithstanding any other provision of this Program, in connection with the formation of Detroit Diesel Corporation (DDC), a joint venture between the Detroit Diesel Allison Division and the Penske Corporation, Inc., an employe who accepts employment with DDC has been placed on a special leave of absence for up to three years. During the three-year period which commenced January 1, 1988, any such employe will (i) participate in the DDC Pension Plan,
            (ii) not be eligible to accrue credited service under Part A or continuous service under Part B, and (iii) not be eligible to contribute under Part B.

            All of the Program assets attributable to any Part A and Part B benefits accrued by any such employe who accepts employment at DDC have been transferred to DDC. As a result of such transfer of assets, all prior benefit entitlement, of whatever nature, ceased hereunder on the date of such transfer, and the total responsibility and liability therefore has been assumed by DDC, which has assumed concurrently the sole responsibility to provide entirely for any retirement benefit entitlement of any such employe. In the event that any such employe (i) is terminated by DDC other than for cause, (ii) retires from the Corporation, or (iii) is reemployed by the Corporation, all within the three year special leave of absence period, the Corporation will be responsible for any Part A and Part B benefits which accrued to any such terminating employe prior to his acceptance of employment at DDC, concurrent with receipt by the Trustee of this Program of the full amount of Program assets attributable to any such rehired employe from DDC. The Sales Agreement executed earlier between the parties provides that DDC will remain liable under its pension plan for any benefits attributable to such a rehired employe's service at DDC during any employment period at DDC.

                                                               Gen.  Pro., 12(k)

            In view of the prior transfer of assets to DDC representing the full and fair value of any accrued benefit entitlement under this Program at date of such transfer, in the event that any such employe who accepts employment at DDC is reemployed by the Corporation after (i) expiration of the three year leave of absence period, or (ii) he voluntarily terminates his employment at DDC within the three year leave of absence period, he will be treated under this Program as a newly-hired employe, with no entitlement to any benefits or credited service related to all such prior participation hereunder.

      (l)   AC ROCHESTER PRODUCTS DIVISION

            Notwithstanding any other provision of this Program, in connection with the sale of the fuel injection business of the AC Rochester Products Division, Grand Rapids, to Penske Transportation, Inc., and Detroit Diesel Corporation, hereinafter referred to as Diesel Technology Corporation (DTC), an employe who accepts employment with DTC has been placed on a special leave of absence for up to
            three years.   During the  three-year period  which commenced
            November 1, 1988, any such employe will (i) participate in the DTC Pension Plan, (ii) not be eligible to accrue credited service under Part A or continuous service under Part B, and (iii) not be eligible to contribute under Part B.

            All of the Program assets attributable to any Part A and Part B benefits accrued by any such employe who accepts employment at DTC
            have  been transferred to DTC.   As a result of such  transfer of
            assets, all prior benefit entitlement, of whatever nature, ceased hereunder on the date of such transfer, and the total responsibility and liability therefore has been assumed by DTC, which has assumed concurrently the sole responsibility to provide entirely for any retirement benefit entitlement of any such
            employe.   In the

Gen.  Pro., 12(l)

            event that any such employe (i) is terminated by DTC other than for cause, (ii) retires from the Corporation, or (iii) is reemployed by the Corporation, all within the three year special leave of absence period, the Corporation will be responsible for any Part A and Part B benefits which accrued to any such terminating employe prior to his acceptance of employment at DTC, concurrent with receipt by the Trustee of this Program of the full amount of Program assets attributable to any such rehired employe from DTC. The Sales Agreement executed earlier between the parties provides that DTC will remain liable under its pension plan for any benefits attributable to such a rehired employe's service at DTC during any employment period at DTC.

            In view of the prior transfer of assets to DTC representing the full and fair value of any accrued benefit entitlement under this Program at date of such transfer, in the event that any such employe who accepts employment at DTC is reemployed by the Corporation after (i) expiration of the three year leave of absence period, or (ii) he voluntarily terminates his employment at DTC within the three year leave of absence period, he will be treated under this Program as a newly-hired employe, with no entitlement to any benefits or credited service related to all such prior participation hereunder.

                                                               Gen.  Pro., 12(m)

      (m)   HYDRA-MATIC DIVISION (MUNCIE PLANT)

            Notwithstanding any other provision of this Program, in connection with the joint venture between the Hydra-Matic Division's Muncie Plant and Acustar's New Process Gear operations, termination of employment with General Motors Corporation, other than by death or retirement, shall not be considered a termination of employment for purposes of this Program with respect to an employe (i) who on March 31, 1990, had 10 or more years of credited service and whose years of age plus credited service totaled 55 or more, and (ii) whose termination of employment with General Motors Corporation occurs after such employe has been employed by the Hydra-Matic Acustar Joint Venture through:

            (1)   March 31, 1993, or

            (2) a date prior to March 31, 1993, and is terminated by the Hydra-Matic Acustar Joint Venture other than as a discharge (for cause).

            Notwithstanding the above, the benefits payable under this Program to an employe who transfers to such joint venture will be based on the benefits which such employe had accrued under this Program at April 1, 1990, or the date such employe transfers to such joint venture, if later.

Gen.  Pro., 13


SECTION 13.  TREATMENT OF CERTAIN EMPLOYES OF

          (A)  ELECTRONIC DATA SYSTEMS (EDS)

               (1) In connection with the transition of certain General Motors employes to EDS, the provisions of Part A, Article II,
                    Section 3, which otherwise serve to break credited service under such circumstances, will not apply to any such transitioning employe who has 10 or more years of credited service on his last day worked prior to such transition. However, no additional credited service shall accrue under this Program for any such transitioning employe.

               (2) Each transitioned employe who on the date of transfer to EDS had completed less than 30 years of credited service, or whose years of age and years of credited service totaled less than 85, and who thereafter retires (a) prior to attaining age 62 and one month with 30 or more years of combined service with GM and EDS, or (b) between ages 55 and 61 and the total of whose years of age and years of combined service with GM and EDS equals or exceeds 85, shall be entitled to receive the following described benefits, while otherwise eligible:

                    (a) With respect to any monthly payment falling due prior to attainment of age 62 and one month, at which time any such benefit shall cease to be payable, a monthly Subsidized Early Retirement Benefit, defined as an amount equal to the Part A normal retirement benefit, based upon credited service under this Program as of the earlier of the date of transfer or March 1, 1989, and the basic benefit rate in effect on March 1, 1989, actuarially reduced from age 62, in accordance with Part A, Article I,

                                                         Gen.  Pro., 13(a)(2)(a)

                         Section 2(b)(2)(i). Such Subsidized Early Retirement Benefit is reduced by the sum of the following monthly amounts, each of which shall include any post-retirement increases granted on benefits accrued both prior to and subsequent to March 1, 1989:

                          (i) any Part A basic benefit determined without
                              regard to this section,

                         (ii) any Part B benefits accrued after March 1, 1989,
                              and

                        (iii) any benefit payable under the EDS Retirement plan
                              attributable to benefit accruals after
                              March 1, 1989.

                    (b) Upon attainment of age 62 and one month, a monthly Minimum Guaranteed Benefit Amount, determined by multiplying the credited service under this Program as of the earlier of the date of transfer or March 1, 1989 by the Part A basic benefit rate in effect on March 1, 1989, reduced by the sum of the following monthly amounts, each of which shall include any post-retirement increases granted on benefits accrued both prior to and subsequent to March 1, 1989:

                         (i) any Part A basic benefit determined without regard to this section,

                         (ii) any Part B benefits accrued after March 1, 1989,

                        (iii) any benefit payable under the EDS Retirement Plan
                              attributable to benefit accruals after
                              March 1, 1989, and

Gen.  Pro., 13(a)(2)(b)(iv)

                         (iv) the total of retirement offsets described in
                              subsections 2(a)(i), (ii) and (iii) above for any month prior to the attainment of age 62 and one month, to the extent such offsets exceed the amount of the Subsidized Early Retirement Benefit. Any such excess shall be expressed as a life annuity commencing at age 62 and one month.

          (3) Each transitioned employe who on the date of transfer to EDS had completed less than 30 years of credited service, and who thereafter retires prior to age 62 and one month with 30 or more years of combined service with GM and EDS, shall be entitled to receive, if otherwise eligible, with respect to any monthly payment falling due prior to attainment of age 62 and one month, at which time any such benefit shall cease to be payable, a monthly Incremental Benefit, as defined hereafter. The Incremental Benefit shall be $1,400.00, multiplied by the Service Factor, as defined hereafter, and reduced by the sum of the following monthly amounts, subsections (b) and (c) of which shall include any post-retirement increases:

               (a)  the Subsidized Early Retirement Benefit,

               (b)  the Part B supplementary benefit, and

               (c) the maximum primary Federal Social Security Benefit payable unreduced because of age.

               The Service Factor is a fraction, the numerator of which is years of credited service under this Program as of the earlier of the date of transfer to EDS, or March 1, 1989, and the denominator of which is 30.

                                                            Gen.  Pro., 13(a)(4)

          (4) In determining the amount of any benefit payable under the EDS Retirement Plan attributable to benefit accruals after March 1, 1989, as may be necessary under subsections 2(a)(iii) and
               (2)(b)(iii) above, in the event the EDS Retirement Plan fails to provide such benefit entitlement, any such reduction in benefits will be deemed to reduce benefits accrued after March 1, 1989, before reducing the benefits accrued prior to such date.

          (5) Payment under this section, if any, shall be made without regard to whether an otherwise eligible transitioned employe retires before, on, or after March 1, 1989.

          (6) For purposes of determining any benefits payable under subsections 2(a)(iii), 2(b)(iii), 2(b)(iv) and paragraph 3 of subsection (a), the basis for actuarial equivalence shall be the 1984 Unisex Pension Mortality Table and eight percent interest.

          (7) Notwithstanding the provisions of this Program defining Eligibility For Retirement, any separation from EDS prior to attainment of age 55, on or after February 1, 1990, by a transitioning employe with thirty or more years of combined service with GM and EDS, will be considered a retirement under this Program, with benefits payable commencing the first of the month following the date of such separation. Any benefits that may be payable hereunder to such an employe will be based solely upon GM credited service, and will be calculated in accordance with all of the applicable provisions of this Program. For an eligible transitioned employe separated (i) from EDS prior to February 1, 1990, with thirty or more years of combined service with GM and EDS, and (ii) prior to age 55, benefits will be payable commencing the first of the

Gen.  Pro., 13(a)(7)

               month following the date of such separation. In any such case, the monthly amount of Subsidized Early Retirement Benefit, the Minimum Guaranteed Benefit Amount, and the Incremental Benefit would be based upon benefit rates in effect at the earlier of
               (i) the date of separation, or (ii) March 1, 1989.

     (B)  HUGHES AIRCRAFT

          (1) In connection with the transfer of certain General Motors employes to Hughes Aircraft, the provisions of Part A, Article II, Section 3, which otherwise serve to break credited service under such circumstances, will not apply to any such transferring employe. However, no additional credited service shall accrue under this Program for any such transferring employe for any period while an employe of Hughes Aircraft.

          (2) Notwithstanding any other provision of this Program, the provisions set forth in subparagraphs (2) through (7) of Section 13(a) of the General Provisions immediately above shall likewise apply to any General Motors employe who transfers to Hughes Aircraft. In any such case, the term Hughes Aircraft will be substituted for EDS wherever applicable.

                                                                  Gen.  Pro., 14


SECTION 14.  TREATMENT OF CERTAIN EMPLOYES


     (A)  WHO PARTICIPATE IN THE PRESIDENT'S
          EXECUTIVE INTERCHANGE PROGRAM

          Notwithstanding any other provision of this Program, an employe who is on an approved special leave of absence in order to participate in the President's Executive Interchange Program (or a program comparable in scope and effect as determined by the Corporation) shall be eligible to participate in this Program during the period of such leave of absence. Such employe shall be granted credited service under Part A and continuous service under Part B of this Program for the period of such leave and shall be eligible to contribute under Part B of this Program on the basis of his base salary rate in effect on his last day of work preceding such absence. For purposes of determining "average monthly base salary", the monthly base salary rate in effect immediately preceding such leave of absence shall be used for any month of such leave during the 60 months immediately preceding termination of employment.


     (B)  WHO RETURN TO THE SERVICE OF THE CORPORATION
          AFTER GOVERNMENT SERVICE

          Notwithstanding the provisions of the definition of "Continuous Service" in Section 1 of these General Provisions and the credited service provisions of Article II of Part A, the continuous service or the credited service of an employe who left or leaves the service of the Corporation or one of its subsidiaries without an approved leave of absence to accept employment with the Government of the United States or with the Government of Canada, or with a governmental agency of either of said governments, and who returned or returns to the service of the Corporation or one of its subsidiaries

Gen.  Pro., 14(b)

          as his first employment following such government employment, shall not be broken. In no event, however, shall the period during which such employe is absent from service because of such government employment be included in the calculation of the amount of continuous service or credited service.

     (C)  WHO ARE EMPLOYED BY FOREIGN BUSINESS ENTITIES IN WHICH
          THE CORPORATION HAS A SUBSTANTIAL OWNERSHIP INTEREST


          Notwithstanding any other provision of this Program, an employe who at the request of the Corporation accepts an assignment with a foreign business entity in which the Corporation has a substantial ownership interest shall be eligible to participate in this Program during the period of such assignment. Such employe shall be granted credited service under Part A and continuous service under Part B of this Program for the period of such assignment and shall be eligible to contribute under Part B of this Program for the period of such assignment and shall be eligible to contribute under Part B of this Program on the basis of his base salary rate that would otherwise be in effect in the absence of such assignment. Such salary also shall be used for purposes of determining "average monthly base salary" for any month of such assignment during the 60 months immediately preceding termination of employment.


SECTION 15.  SALARIED EMPLOYES WHO ARE TRANSFERRED TO THE HOURLY ROLLS

     A salaried employe who is transferred to the hourly rolls, and within 6 months of such transfer breaks credited service, shall be eligible to receive benefits under this Program, but shall not be eligible to receive retirement benefits under the provisions of the "General Motors Hourly-Rate Employes Pension Plan".

                                                                  Gen.  Pro., 16

SECTION 16.  NAMED FIDUCIARY

     The Finance Committee of the Corporation's Board of Directors shall be the Named Fiduciary with respect to this Program. The Finance Committee may delegate to various officers, employes and committees of the Corporation authority to carry out such of its responsibilities as it deems appropriate in order to carry out the proper and effective administration of this Program.

SECTION 17.  PLAN ADMINISTRATOR AND APPEAL PROCEDURE

     General Motors Corporation shall be the Plan Administrator. The Administrator will provide adequate and timely notice in writing to any participant or beneficiary whose claim for benefits under the Program is denied, setting forth the specific reasons for such denial. Any denied claim may be appealed to the Plan Administrator. The request must be made in writing.

     The participant or beneficiary will be given an opportunity for a full and fair review by the Named Fiduciary or its delegate of the decision of the Plan Administrator denying the claim. If a participant or beneficiary is not satisfied with the decision of the Plan Administrator, an appeal may be filed with the Employe Benefit Plans Committee (EBPC), which has been delegated the authority necessary to construe, interpret, and administer the Program. Such an appeal must be filed in writing within sixty (60) days from the date of the notice from the Plan Administrator denying a claim for benefits under the Program. The decision of the EBPC shall be final and binding upon the Corporation and the participant or beneficiary.

Gen.  Pro., 18


SECTION 18.  CERTAIN PROVISIONS REQUIRED TO COMPLY
             WITH SECTION 415 OF THE INTERNAL REVENUE CODE

     (a) For purposes of this section, the term "Annual Addition" shall mean the sum, for any Limitation Year, of Corporation contributions and forfeitures allocated to an employe's account under all defined contribution plans or programs plus any employe contributions to such plans or programs and this Program.

     (b) For purposes of this section, the term "Limitation Year" shall mean the twelve month period beginning on December 31 and ending the following December 30.

     (c) For purposes of this section, all defined benefit plans or programs of the Corporation will be treated as one defined benefit plan or program and all defined contributions plans or programs will be treated as one defined contribution plan or program.

     (d) For purposes of this section, the term "Compensation" shall mean an employe's compensation as defined under Section 415(c)(3) of the Internal Revenue Code and regulations thereunder.

     (e)  DEFINED CONTRIBUTION PLAN LIMITATION

          In no event shall the sum of an employe's Annual Additions exceed the lesser of $30,000 (or such other amount prescribed by the Secretary of the Treasury applicable to the Limitation Year) or 25% of such employe's Compensation for any Limitation Year.

                                                               Gen.  Pro., 18(f)

     (F)  DEFINED BENEFIT PLAN LIMITATIONS

          (1) An employe's annual benefit under the Program (excluding any benefits attributable to employe contributions) during any Limitation Year shall not exceed the lesser of (i) 100% of the employe's average Compensation during his three consecutive highest paid years of service with the Corporation, or (ii) the employe's accrued benefit (prior to the application of the overall limitation of subsection (g)) (aa) for Limitation Years beginning prior to December 31, 1983, or (bb) for Limitation Years beginning prior to December 31, 1987, or (cc) $90,000 for Limitation Years beginning on or after December 31, 1987, or such other amount prescribed by the Secretary of the Treasury applicable to the Limitation Year. As a result of an increased amount prescribed by the Secretary, an annual benefit limited by this provision in a prior year may be increased with respect to future payments to the lesser of the increased amount or the employe's annual benefit without regard to this provision.

          (2) Annual benefits will be tested on the basis of an actuarially equivalent straight life annuity on the employe's life ignoring benefits not directly related to retirement income or death benefits payable prior to retirement and also ignoring benefits payable to the surviving spouse of a retired employe. In the event that benefits commence before the employe's Social Security retirement age, the dollar limitation under section 18(f)(1)(ii) shall be adjusted so that it is the actuarial equivalent of an annual benefit of $90,000, or such other adjusted amount prescribed by the Secretary of the Treasury, beginning at such employe's Social Security retirement age. In the event that benefits

Gen.  Pro., 18(f)(2)

               commence after the employe's Social Security retirement age, the dollar limitation as described under section 18(f)(1)(ii) shall be increased actuarially to be the equivalent of an annual benefit of $90,000, or such other adjusted amount prescribed by the Secretary of the Treasury, beginning at such employe's Social Security retirement age.

               In the event that benefits commence prior to age 55 for Limitation Years beginning before December 31, 1983, the benefit shall be adjusted to the actuarial equivalent of a benefit commencing at age 55, for purposes of testing the limitation amount applicable under Section 18(f)(1)(ii) above.

               Actuarial adjustments provided for in this subsection (f)(2) shall be made using an interest rate assumption equal to 5%.

          (3) If an employe has less than 10 years of credited service with the Corporation, the limitation under Section 18(f)(1)(i) with respect to his benefit as otherwise determined will be proportionately reduced. If an employe has less than 10 years of participation in this Program, the limitation under Section 18(f)(1)(ii) with respect to his benefit shall be adjusted by multiplying such amount by a fraction, the numerator of which is the employe's years of participation in this Program, and the denominator of which is ten (10).

                                                            Gen.  Pro., 18(f)(4)

          (4) In the case of an employe who had credited service prior to October 3, 1973, the limitation described in paragraph (1) preceding shall not be less than his benefit (excluding any benefit attributable to employe contributions) based on the terms of the Program as in effect on October 2, 1973 and based on the continuation of his Compensation at the rate in effect on October 2, 1973. The limitation applicable to an employe who broke credited service before October 3, 1973 shall be the deferred retirement benefit payable to such employe determined as of the date his credited service was broken.

          (5) In the case of an employe who was a participant in this Program prior to January 1, 1983, the limitation described in Section 18(f)(1)(ii) shall not be less than his accrued benefit as of December 30, 1983 under the terms and conditions of this Program as in effect on July 1, 1982.

     (g)  OVERALL LIMITATION

          For any employe who is participating under both this Program and any defined contribution plans or programs of the Corporation, the projected benefit for such employe under the defined benefit plans or programs shall be reduced to the extent necessary to prevent the sum of the following fractions computed as of the end of any Limitation Year from exceeding 1.4 for any Limitation Year ending before December 31, 1983, and 1.0 for any Limitation Year beginning on or after December 31, 1983.

          (1)  DEFINED BENEFIT PLAN FRACTION:

               The defined benefit plan fraction shall be equal to the ratio of
               (i) divided by (ii) below, where:

Gen.  Pro., 18(g)(1)(i)

               (i) equals the projected annual benefit of the employe as of the close of the Limitation Year under the Corporation's defined benefit plans or programs less any portion of such benefits attributable to employe contributions, and

               (ii) equals the lesser of 100% of such employe's average
                    Compensation during his three consecutive highest paid years of service with the Corporation, multiplied by 1.4 in determining the fraction applicable in any limitation year beginning on or after December 31, 1983 or the amount prescribed by the Secretary of the Treasury applicable to the Limitation Year as described under Section 18(f)(1)(ii) of this Program, multiplied by 1.25 In determining the fraction as applicable in any limitation year beginning on or after December 31, 1983. This amount shall be adjusted, if appropriate, to reflect the availability of greater benefits under the Program as in effect on October 2, 1973 and Compensation as of that date.

          (2)  DEFINED CONTRIBUTION PLAN FRACTION:

               The defined contribution plan fraction shall be equal to the ratio of (i) divided by (ii) below, where:

               (i) equals the sum of the Annual Additions to an employe's account for each Limitation Year, and

               (ii) equals the sum of the defined contribution denominator increments for that year and all prior Limitation Years. For each Limitation Year, the defined contribution denominator increment is

                                                        Gen.  Pro., 18(g)(2)(ii)

                    the lesser of (a) 1.25 times the dollar limitation for that year, or (b) 1.4 times the Compensation limitation for that year.

               For any employe who was participating in this Program as of the last day of the Limitation Year beginning December 31, 1986, as prescribed in regulations, an amount shall be subtracted from
               (2)(i) above so that the sum of this fraction and the defined benefit plan fraction does not exceed 1.0 For such year.

               The Annual Additions for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employe contributions as Annual Additions.

SECTION 19.  CERTAIN PROVISIONS REQUIRED TO COMPLY
             WITH SECTION 416 OF THE INTERNAL REVENUE CODE

     In any Plan Year in which the Program is a "Top-Heavy Plan", as defined in Section 416 of the Internal Revenue Code, the requirements of this Section are applicable and must be satisfied.

     (a)  DEFINITIONS

          (1) "Cumulative Account" means the sum of an employe's accounts under a defined contribution plan (for an unaggregated plan), or under all defined contribution plans included in an Aggregation Group (for aggregated plans), determined as of the most recent plan valuation date within a 12-month period ending on the Determination Date, increased by any contributions due after such valuation date and before the Determination Date.

Gen.  Pro., 19(a)(2)

          (2) "Cumulative Accrued Benefit" means the sum of benefits under a defined benefit plan (for an unaggregated plan) or under all defined benefit plans included in an Aggregation Group (for aggregated plans), determined under the actuarial assumptions set forth in such plan or plans, as of the most recent plan valuation date within a 12-month period ending on the Determination Date as if the employe voluntarily terminated service as of such valuation date.

          (3)  "Determination Date" means the last day of the preceding Plan
               Year.

          (4) "Valuation Date" means the last day of a Plan Year as of which date participants' accounts shall be valued at fair market value and as of which date the present value of accrued benefits shall be valued.

          (5) "Key Employe" means any employe described in Internal Revenue Code Section 416(i)(1) and regulations thereunder.

          (6) "Top-Heavy Plan" means for any plan year beginning after 1983, this Program is top-heavy if any of the following conditions exists:

               (a) If the top-heavy ratio for this Program exceeds 60 percent and this Program is not part of any required aggregation group or permissive aggregation group of plans.

               (b) If this Program is a part of a required aggregation group of plans (but which is not part of a permissive aggregation group) and the top-heavy ratio for the group of plans exceeds 60 percent, or

               (c) If this Program is a part of a required aggregation group of plans and part of a permissive aggregation group and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

                                                            Gen.  Pro., 19(a)(7)


          (7)  TOP-HEAVY RATIO:

               (a) If the Corporation maintains one or more defined benefit plans and the Corporation maintains or has maintained one or more defined contribution plans which during the 5-year period ending on the determination date(s) has or has had any account balances, the top-heavy ratio for any required or permissive aggregation group, as appropriate, is a fraction, the numerator of which is the sum of the present value of accrued benefits determined in accordance with (b) below, and the sum of account balances under the aggregated defined contribution plan or plans for all key employes as of the determination date(s), and the denominator of which is the sum of the present values of accrued benefits under the aggregated defined benefit plan or plans, determined in accordance with (b) below, for all participants and the sum of the account balances under the aggregated defined contribution plan or plans for all participants as of the determination date(s), all determined in accordance with
                    Section 416 of the Code and the regulations thereunder.
                    The account balances under a defined contribution plan in both the numerator and denominator of the top-heavy ratio are adjusted to include any distribution of an account balance made in the 5-year period ending on the determination date.

               (b) For purposes of (a) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date. The account

Gen.  Pro., 19(a)(7)(b)

                    balances and accrued benefits of a participant (1) who is not a key employe but who was a key employe in a prior year, or (2) who has not received any compensation from any employer maintaining the plan at any time during the 5-year period ending on the determination date will be disregarded. The calculations of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with
                    Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

          (8) "Permissive Aggregation Group" means the required aggregation group of plans plus any other plan or plans of the Corporation which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code.

          (9) "Required Aggregation Group" means: (1) each qualified plan of the Corporation in which at least one key employe participates, and (2) any other qualified plan of the Corporation which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) or 410 of the Internal Revenue Code.

          (10) "Present Value" means the present value of accrued benefits which shall be determined based on actuarial factors including an interest rate assumption of 7% and the UP 1984 mortality table.

                                                               Gen.  Pro., 19(b)

     (b)  MINIMUM ACCRUED BENEFIT

          (1) Notwithstanding any other provision in this Program except (3) and (4) below, for any Plan Year in which this Program is top-heavy, each participant who is not a key employe and has completed 1,000 hours of service will accrue a benefit (to be provided solely by employer contributions and expressed as a life annuity commencing at normal retirement age) of not less than two percent of the highest average compensation for the five consecutive years for which the participant had the highest compensation. The minimum accrual is determined without regard to any Social Security contribution. The minimum accrual applies even though under other Program provisions the participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because (i) the non-key employe fails to make contributions under Part B of the Program, (ii) the non-key employe's compensation is less than a stated amount, (iii) the non-key employe is not employed on the last day of the accrual computation period, or (iv) the Program is integrated with Social Security.

          (2) For purposes of computing the minimum accrued benefit, compensation will include all compensation, as that term is defined for Section 415 purposes.

Gen.  Pro., 19(b)(3)

          (3) No additional benefit accruals shall be provided pursuant to (1) above to the extent that the total accruals on behalf of the participant attributable to employer contributions will provide a benefit expressed as a life annuity commencing at normal retirement age that equals or exceeds 20 percent of the participant's highest average compensation for the five consecutive years for which the participant had the highest compensation.

          (4) All accruals of an employer derived benefit, whether or not attributable to years for which the plan is top-heavy, may be used in computing whether the minimum accruals requirements of paragraph (3) above are satisfied.

     (c)  MAXIMUM COMPENSATION

          Annual compensation of any employe shall not be taken into account under the Program in excess of $200,000, such amount to be adjusted annually for increases in the cost of living in accordance with
          Section 416(d) of the Internal Revenue Code.

     (d)  MINIMUM VESTING

          (1) For any plan year in which this program is top-heavy, the following minimum vesting schedule will automatically apply:

               (a) 20% vesting after 2 years of service,

                                                         Gen.  Pro., 19(d)(1)(b)

               (b)  40% vesting after 3 years of service,

               (c)  60% vesting after 4 years of service,

               (d)  80% vesting after 5 years of service,

               (e)  100% vesting after 6 years of service.

               The minimum vesting schedule applies to all accrued benefits within the meaning of Section 411(a)(7) of the Internal
               Revenue Code except those attributable to employe contributions. Further, no reduction in vested benefits may occur in the event the Program's status as top-heavy changes for any plan year.
               Any participant who has completed at least five years of service when the plan ceases to be top-heavy, will remain under this vesting schedule with respect to his accrued benefit determined at any time following the date the plan ceases to be top-heavy. However, this section does not apply to the accrued benefits of any employe who does not have an hour of service after the plan has initially become top-heavy and such employe's accrued benefits attributable to employer contributions will be determined without regard to this section.

          (2) The minimum accrued benefit required (to the extent required to be nonforfeitable under Section 416(b)) may not be suspended or forfeited under Sections 411(a)(3)(B) or 411(a)(3)(D) of the Internal Revenue Code.

Gen.  Pro., 19(e)

     (e)  DISTRIBUTIONS FOR CERTAIN KEY EMPLOYES

          Notwithstanding any other provision of this Program, if a key employe is a five percent owner (as defined in Section 416) in the plan year in which the employe attains age 70-1/2, benefit distributions shall commence no later than April 1 of the following plan year (whether or not the employe has retired).

     (f)  DETERMINATION OF SUPER TOP HEAVINESS

          The Program shall be super top-heavy if it would be a top-heavy plan under the provisions of (a)(6), but substituting "90%" for "60%" in such provisions.

     (g)  ADJUSTMENTS IN SECTION 415 LIMITS

          For any plan year in which the Program is top-heavy, for purposes of the limitations on contributions and benefits under Section 415 of the Internal Revenue Code, the dollar limitations in the defined benefit plan fraction and the defined contribution plan fraction shall be multiplied by 1.0 rather than 1.25.

     (h)  ACCOUNT BALANCES AND ACCRUED BENEFITS

          Account balances and accrued benefits shall be calculated to include all amounts attributable to both Corporation and employe contributions.

                                                                      Appendix A

                                   APPENDIX A


For the sole purpose of Part A, Article II, Section 10 of this Program, the following salaried positions are designated foundry jobs in each listed plant location under the conditions specifically set forth herein. No other salaried position is designated as a foundry job.

                   CENTRAL FOUNDRY PLANT, DANVILLE, ILLINOIS


     Position Code                                Position Title
     -------------           -------------------------------------------------------------
         4M10                Laboratory Tester (Excludes Spectrometer Operator, Chief
                               Chemist (Wet), Metalographer, Radiographer (Cobalt), Raw
                               Materials Inspector, Spectro-Sample Preparation)

         5M24                Metallurgist (Excludes Spectrometer Operator, Chief
                               Chemist (Wet), Metalographer, Radiographer (Cobalt), Raw
                               Materials Inspector, Spectro-Sample Preparation)

         6M08                Foreman - Production

         6M42                Foreman - Maintenance

         6M47                Supervisor - Laboratory

         6R41                Foreman - Inspection

         7M03                Chief Electrician

         7M14                General Foreman - Production

         7M19                General Foreman - Maintenance

         7P02                Supervisor - Safety

         7R38                General Foreman - Inspection

         7R58                Supervisor - Quality Control

Appendix A

                     CENTRAL FOUNDRY PLANT, DEFIANCE, OHIO



     Position Code                                  Position Title
     -------------           -----------------------------------------------------------
         4M10                Laboratory Tester (Excludes Molding Sand Tester, Carbon
                               Determinator & Spectrometer Operator, Spectrometer
                               Operator, Cobalt Operator, Furnace Control, Wet Chemist,
                               Receiving Inspection, Core Sand Tester, Cut-Up, Carbon
                               Analyzer, Carbon Train)

         5M24                Metallurgist (Excludes Molding Sand Tester, Carbon
                               Determinator & Spectrometer Operator, Spectrometer Operator,
                               Cobalt Operator, Furnace Control, Wet Chemist, Receiving
                               Inspection, Core Sand Tester, Cut-up, Carbon Analyzer,
                               Carbon Train)

         6M08                Foreman - Production

         6M42                Foreman - Maintenance

         6M47                Supervisor - Laboratory

         6R41                Foreman - Inspection

         7M03                Chief Electrician

         7M14                General Foreman - Production

         7M19                General Foreman - Maintenance

         7M41                General Supervisor - Laboratory

         7P02                Supervisor - Safety

         7R38                General Foreman - Inspection

                                                                      Appendix A

            CENTRAL FOUNDRY MALLEABLE IRON PLANT, SAGINAW, MICHIGAN

     Position Code                                    Position Title
     -------------           --------------------------------------------------------
         4M10                Laboratory Tester (Excludes Quantovac Operator, Induction
                               Furnace Operator, Raw Materials Handler, Radiographer
                               (Cobalt), Sample Preparation, Special Chemist,
                               Metalographer, Sample Cut-Up)

         5M24                Metallurgist (Excludes Quantovac Operator, Induction
                               Furnace Operator, Raw Materials Handler, Radiographer
                               (Cobalt), Sample Preparation, Special Chemist,
                               Metalographer, Sample Cut-Up)

         6M08                Foreman - Production

         6M42                Foreman - Maintenance

         6M47                Supervisor - Laboratory

         6R41                Foreman - Inspection

         7M14                General Foreman - Production

         7M19                General Foreman - Maintenance

         7M41                General Supervisor - Laboratory

         7M57                Supervisor - Pattern Shop

         7R38                General Foreman - Inspection

Appendix A

               CENTRAL FOUNDRY GREY IRON PLANT, SAGINAW, MICHIGAN

     Position Code                            Position Title
     -------------           ----------------------------------------------------------
         5R24                Metallurgist (Excludes Metallurgist assigned to Chemistry
                               Laboratory duties outside plant production area)

         6M08                Supervisor - Productive Department

         6M42                Supervisor - Maintenance (Excludes supervisors assigned
                               to the Garage and Machine Shop)

         6M47                Supervisor - Laboratory (Instrumentation)

         6R41                Supervisor - Inspection

         7M14                General Supervisor - Productive Departments

         7M19                General Supervisor - Maintenance (Excludes General
                               Supervisors of Garage and Machine Shop)

         7R38                General Supervisor - Inspection

                                                                      Appendix B


                                   APPENDIX B

For the sole purpose of Part A, Article II, Section 12 of this Program, the following salaried positions are designated asbestos jobs in each listed plant location under the conditions specifically set forth herein. No other salaried position is designated as an asbestos job.

     As of April 1, 1991, no GM unit or salaried position is involved in the blending and processing of raw asbestos.

Appendix C


                                   APPENDIX C

In accordance with Section 1(a)(1) and Section 8 of the General Provisions, the following sets forth certain benefit rates and a benefit formula, which are applicable to General Motors salaried employes in Puerto Rico who retire under this Program with benefits payable commencing on or after October 1, 1990, in lieu of the benefit rates set forth in Section 1(b), 4(a)(ii), 7(a)(1) and 7(a)(2) of Article 1 of Part A and the formula set forth in Section 2(a)(2) of
Article 1 of Part B. Salaried employes in Puerto Rico who retired with benefits payable commencing prior to October 1, 1990, continue to be covered under the terms and conditions of this Program, except that the provisions of Section 9 of Article 1 of Part A and Section 7 of Article 1 of Part B shall not be applicable to any GM salaried employe in Puerto Rico.

                               BASIC BENEFIT RATE

                                                 Basic Benefit Rate
                                            Per Year of Credited Service
            Retirement                          for Months Commencing
           With Benefits        Benefit                10-1-90
              Payable            Class                   and
            Commencing           Code                   After
          --------------------------------------------------------------
                                                          $

          October 1, 1990          A                    18.20
          and After                B                    18.45
                                   C                    18.70
                                   D                    18.95

                             TEMPORARY BENEFIT RATE

                                     Monthly Temporary
            Retirement                Benefit Amount
           With Benefits      Per Year of
              Payable          Credited
            Commencing          Service                Maximum
          ---------------------------------------------------------
                                   $                      $

          October 1, 1990
          and After              15.00                 450.00

                                                                      Appendix C

                          EARLY RETIREMENT SUPPLEMENT

                                     Total Monthly Benefit Rate For Determining
                                         Monthly Early Retirement Supplement
                                            Prior to Age 62 and One Month
                                        For Retirements With 30 or More Years
            Retirement                           of Credited Service
           With Benefits                               10-1-90
              Payable                                    and
            Commencing                                  After
       ------------------------------------------------------------------------
                                                          $
          October 1, 1990
          and After                                      935

                               INTERIM SUPPLEMENT

                                        Monthly Amount of Interim Supplement
              Age at                    Payable Prior to Age 62 and One Month
            Retirement                    for Each Year of Credited Service
            -----------------------------------------------------------------
                                                         $

                55                                       5.25
                56                                       6.25
                57                                       7.50
                58                                       8.75
                59                                      10.00
                60                                      11.50
                61                                      11.50



                             SUPPLEMENTARY BENEFITS

The monthly supplementary retirement benefit shall be 1% of the employe's average monthly base salary in excess of $1,895, times the number of years and months of the employe's credited service. For purposes of determining average monthly base salary, $1,895 shall be used for any month prior to termination of employment for which the employe's full monthly base salary rate was less than $1,895.